UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________
Schedule 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ___)

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

XRS Corporation
(Exact name of registrant as specified in its charter)

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XRS CORPORATION
965 Prairie Center Drive
Eden Prairie, MN 55344
(952) 707-5600
February 12, 2013
Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders ("Annual Meeting") of XRS Corporation ("XRS" or "the Company" or "we" or "our" or "us") to be held on Friday, March 8, 2013, at Hyatt Place, 11369 Viking Drive, Eden Prairie, Minnesota, 55344, at 3:30 p.m.

This year you are presented with the following proposals:

1.	To determine that, commencing with the election of directors at the 2013 Annual Meeting of Shareholders, the number of directors constituting our Board of Directors shall be seven;

2.	To elect seven directors;

3.
To approve an Amendment to our Articles of Incorporation to increase the number of authorized shares of Series B Preferred Stock to enable the issuance of additional shares of Series B Preferred Stock as dividends when the issuance of dividends is required under the terms of the existing Certificate of Designation of Preferences of Series B Preferred Stock;

4.	To approve an Amendment to our Bylaws to authorize our Board of Directors to determine the number of directors;

5.	To approve the advisory (non-binding) resolution related to the Company's executive officer compensation as disclosed in the proxy statement for this meeting;

6.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013; and

7.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented, regardless of the number of shares that you hold. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Very truly yours,

John J. Coughlan
Chairman, President and Chief Executive Officer

XRS CORPORATION
965 Prairie Center Drive
Eden Prairie, MN 55344
(952) 707-5600
_________________________________________
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FRIDAY, MARCH 8, 2013
_________________________________________
To the Shareholders of XRS Corporation:
The Annual Meeting of Shareholders (“Annual Meeting”) of XRS Corporation ("XRS" or "the Company" or "we" or "our" or "us") will be held on Friday, March 8, 2013, at Hyatt Place, 11369 Viking Drive, Eden Prairie, Minnesota, 55344, at 3:30 p.m. for the following purposes:

1.	To determine that, commencing with the election of directors at the 2013 Annual Meeting of Shareholders, the number of directors constituting our Board of Directors shall be seven;

2.	To elect seven directors to serve for a one-year term expiring when their successors are elected and qualified at the annual meeting in 2014:

Only 5 of the 7 directors will be elected by the holders of our common and preferred stock. The two remaining directors will be elected by the holders of our Series B and Series G Preferred Stock, each voting as a class.

3.
To approve an Amendment to our Articles of Incorporation to increase the number of shares of Series B Preferred Stock authorized for issuance to satisfy existing dividend obligations under the Company's Certificate of Designation of Preferences of Series B Preferred Stock;

4.	To approve an Amendment to our Bylaws to authorize our Board of Directors to determine the number of directors;

5.	An advisory (non-binding) vote to approve the Company's executive officer compensation as disclosed in the proxy statement for this meeting;

6.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013; and

7.	To transact such other business as may properly come before the meeting or any adjournments thereof.

We have fixed the close of business on January 28, 2013, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Our transfer books will not be closed.

Whether or not you expect to be present personally at the Annual Meeting, please complete, date, sign and return the accompanying proxy in the enclosed, self-addressed envelope at your earliest convenience. This will ensure your participation in the decisions to be made by the shareholders.

By Order of the Board of Directors

February 12, 2013	Bruce B. McPheeters
Secretary

XRS CORPORATION
965 Prairie Center Drive
Eden Prairie, MN 55344
(952) 707-5600
__________________________________
PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FRIDAY, MARCH 8, 2013
__________________________________
GENERAL INFORMATION
This proxy statement is furnished to shareholders by the Board of Directors of XRS Corporation ("XRS" or "the Company" or "we" or "our" or "us") for solicitation of proxies for use at the Annual Meeting of Shareholders (“Annual Meeting”) to be held on Friday, March 8, 2013, at Hyatt Place, 11369 Viking Drive, Eden Prairie, Minnesota, 55344, at 3:30 p.m., and at all adjournments thereof. The purposes of the meeting and the matters to be acted upon are set forth in the preceding Notice of Annual Meeting of Shareholders. We are not currently aware of any other matters that will come before the meeting.
A copy of our Annual Report, which includes our report on Form 10-K (as amended by Form 10-K/A) for the fiscal year ended September 30, 2012, is enclosed for your information. It is not a part of the proxy solicitation material. The Annual Report describes the financial condition of the Company as of and for the fiscal year ended September 30, 2012. This proxy statement and the Annual Report are being mailed to shareholders beginning on or about February 12, 2013.
We have asked brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of our common stock and we will reimburse them for their expenses in so doing. To ensure adequate representation at the meeting, our officers, agents and employees may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. We will bear all expenses incurred in connection with this solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Friday, March 8, 2013. This proxy statement is available at www.proxydocs.com/XRSCorp.

The following proxy materials and related information are available for you to review online at www.proxydocs.com/XRSCorp:

•	The Company's Notice of Annual Meeting of Shareholders and Proxy Statement;

•	The Company's Form 10-K (as amended by Form 10-K/A) for the fiscal year ended September 30, 2012;

•	The form of Proxy;

•	The Letter to Shareholders; and

•	Directions to the Annual Meeting of Shareholders.

RECORD DATE AND VOTING
Our Board of Directors ("the Board") has fixed January 28, 2013 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the record date, we had issued and outstanding 10,823,499 shares of our common stock, par value $0.01 per share, 2,250,000 shares of our Series B Preferred Stock, 1,269,036 shares of our Series C Preferred Stock, 1,566,580 shares of our Series D Preferred Stock, 1,340,091 shares of our Series F Preferred Stock and 10,066,663 shares of our Series G Preferred Stock. The Series B, Series C, Series D, Series F and Series G Preferred Stock are referred to collectively as the “Preferred Stock” herein. Each share of common stock and Preferred Stock is entitled to one vote on each proposal to be presented at the meeting and one vote in each applicable class vote on such proposal. In addition, the Series B and Series G Preferred Stock vote separately, each as a class, with respect to the election of two of the seven nominees for election as directors, and one other proposal requires separate class votes of our common stock and each series of the Preferred Stock. There is no right of cumulative voting.
The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares entitled to vote constitutes a quorum for the transaction of business. All shareholders are entitled to one vote for each share of our common stock or Preferred Stock held as of the record date. Similarly, the presence at the Annual Meeting in person or by proxy of a majority of the outstanding shares of a series of our Preferred Stock is required before a class vote of any such series of our Preferred Stock may be conducted.

HOW TO VOTE
By signing and returning the enclosed proxy card, you will be giving your proxy to our Chairman, President and Chief Executive Officer (“CEO”) and our Chief Financial Officer (“CFO”) and authorizing either of them to vote your shares.

REQUIRED VOTE(S)
Election of Directors.  Five of the directors are elected by a plurality of the voting power of the outstanding shares of our common stock and Preferred Stock present and entitled to vote. Shareholders do not have the right to cumulate their votes in the election of directors. Holders of a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class, are entitled to nominate and elect up to two additional directors. For the Annual Meeting, the holders of Series B Preferred Stock have nominated only one such director, who will be elected by a plurality of the voting power of the outstanding shares of Series B Preferred Stock. Holders of a majority of the outstanding shares of Series G Preferred Stock, voting as a separate class, are entitled to nominate and elect up to one additional director. For the Annual Meeting, the holders of Series G Preferred Stock have nominated one director, who will be elected by a plurality of the voting power of the outstanding shares of Series G Preferred Stock.
Charter Amendment.  The proposed Amendment to our Articles of Incorporation to increase the number of authorized shares of Series B Preferred Stock will be approved if it receives the affirmative vote of all of the following:

(i) with respect to our common stock and Preferred Stock voting together, the greater of (a) a majority of the voting power of the outstanding shares of our common stock and Preferred Stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting and (b) a majority of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Annual Meeting; and

(ii) with respect to our common stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, each voting as a separate class, a majority of the voting power of the outstanding shares of each class or series present in person or by proxy and entitled to vote on the proposal at the Annual Meeting, provided that no less than a majority of the outstanding shares of each class must be present in person or by proxy and entitled to vote on the proposal at the Annual Meeting.

Say-On-Pay.  The proposal to approve our Company's executive officer compensation is an advisory (non-binding) vote. The Board of Directors will consider our executive compensation to have been approved by shareholders if the proposal receives more votes “For” than “Against”.

REQUIRED VOTE(S) (continued)
Other Proposals. The affirmative vote of the holders of the greater of (a) a majority of the voting power of the outstanding shares of our common stock and Preferred Stock present in person or by proxy and entitled to vote on the proposal at the Annual Meeting and (b) a majority of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Annual Meeting is required for approval of all other proposals in this proxy statement. A shareholder who abstains with respect to any of these proposals will have the effect of casting a negative vote on that proposal. A shareholder who does not vote in person or by proxy on a proposal (including a broker non-vote) will have no effect on the outcome of these proposals.

HOW YOUR PROXY WILL BE VOTED
Unless revoked, all properly executed proxies will be voted as specified. Proxies that are signed but that lack any specification will, subject to the following, be voted "FOR" each director nominee and "FOR" each Proposal. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, then the persons named in the proxy will vote in accordance with their discretion

All common stock and Preferred Stock of the Company held by you will be voted in each class and series for which such stock is entitled to vote as directed in your proxy.

HOW TO REVOKE YOUR PROXY
You have the power to revoke your proxy at any time before the convening of the Annual Meeting. Revocations of proxy will be honored if received by us, at the Company, addressed to the attention of Michael W. Weber, CFO, on or before March 7, 2013. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room. Note that any proxy received by the Company prior to the Annual Meeting will revoke any prior proxy given by the shareholder.

ABSTENTIONS
If you abstain from voting as to any matter, your shares shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter.

BROKER NON-VOTES
If a broker turns in a “non-vote” proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

DISSENTERS’ RIGHTS	No shareholders are entitled to any dissenters' rights with respect to any matters to be acted upon at the Annual Meeting.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND “FOR” EACH OF THE OTHER PROPOSALS.

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT
The following table sets forth as of January 28, 2013, the record and beneficial ownership of common stock held by (i) each person who is known by us to be the beneficial owner of more than 5.0% of our common stock; (ii) each of the current directors and nominees; (iii) each Named Executive Officer as defined in the section entitled “Executive Compensation”; and (iv) all of our executive officers and directors as a group.

Securities reported as “beneficially owned” include (a) securities over which the named person may exercise voting power or investment power, alone or with others, and (b) the number of shares that the named person has the right to acquire within sixty (60) days after January 28, 2013.

	Number of Shares Owned (1)(2)		Percentage (3)
John J. Coughlan (4)(5)	1,429,715		12.2%
Mark E. Claeys (4)(5)	—		*
Donald R. Dixon (4)(5)(6)	8,026,487	(12)(13)	42.6%
Thomas G. Hudson (4)(5)	80,225		*
Roger W. Kleppe (4)	161,210		1.5%
Chad M. Lindbloom (4)	52,500		*
Christopher P. Marshall (4)(5)(7)(8)	11,969,266	(14)(15)(16)(17)	52.6%
Michael J. Paxton (4)(5)	59,999		*
Karen T. Van Lith (4)(5)	37,500		*
Steven M. Chamberlain (9)	50,000		*
Odell R. Tuttle	73,006		*
Scott G. Christain (10)	20,250		*
All executive officers, current directors and director nominees as a group (15 persons)	22,050,317		68.8%
Technology Crossover Management VII, Ltd. 528 Ramona Street Palo Alto, CA 94301	11,954,166	(14)(15)(16)	52.5%
Trident Capital Management-V, LLC (11) 505 Hamilton Avenue, Suite 200 Palo Alto CA 94301	8,026,487	(12)(13)	42.6%
John Deere Special Technologies Group, Inc. (11) 300 Grimes Bridge Road Roswell GA 30075	2,144,060		19.8%

*	Indicates ownership of less than 1.0%.

(1)
Includes shares of common stock issuable under options exercisable within 60 days of January 28, 2013 as follows: John J. Coughlan – 810,463 shares; Donald D. Dixon – 25,000 shares; Thomas G. Hudson – 36,250 shares; Roger W. Kleppe – 45,000 shares; Chad M. Lindbloom – 35,000 shares; Christopher P. Marshall – 45,000 shares; Michael J. Paxton – 35,000 shares; Karen T. Van Lith – 25,000 shares; Steven M. Chamberlain – 35,000 shares; Odell R. Tuttle – 51,802 shares; Scott G. Christian – 0 shares: all executive officers, directors and director nominees as a group – 1,206,993 shares.

(2)
Includes shares of common stock issuable upon conversion of Series F Preferred Stock and exercise of related warrants as follows: John J. Coughlan – 5,857 shares; all executive officers, directors and director nominees as a group – 5,857.

(3)
Any securities not outstanding that are subject to options, warrants, rights or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such holder, but not outstanding for the purpose of computing the percentage of common stock owned by any other holder.

(4)	Currently a director.

(5)	Nominee for election as director.

(6)
Nominee of the holders of the Series B Preferred Stock, which is exclusively held by the entities affiliated with Trident Capital Management – V, LLC (collectively, “Trident Capital”), who are also the holders of our Series C and Series D Preferred Stock and a portion of our Series F and Series G Preferred Stock. As holders of Series B Preferred Stock, the Trident Capital entities are entitled to vote for up to two directors as a class so long as they hold at least 325,000 shares of Series B Preferred Stock. Trident Capital has designated only one nominee for election at the Annual Meeting.

(7)
Nominee of holders of the Series G Preferred Stock. Holders of Series G Preferred Stock are entitled to vote for one director as a class so long as there remain at least 2,500,000 shares of Series G Preferred Stock outstanding.

(8)
Mr. Marshall is a Class A Director of Technology Crossover Management VII, Ltd. (collectively, “TCV”), a Cayman Islands exempted company. Technology Crossover Management VII, L.P., a Cayman Islands exempted limited partnership (“Management VII”) is the direct general partner of TCV VII, L.P., a Cayman Islands exempted limited partnership (“TCV VII”) and TCV VII (A), L.P., a Cayman Islands exempted limited partnership (“TCV VII (A)”). TCV is the direct general partner of Management VII, the ultimate general partner of TCV VII and TCV VII (A), and a general partner of TCV Member Fund, L.P., a Cayman Islands exempted limited partnership (“Member Fund”). Each of TCV, Management VII and Mr. Marshall disclaim beneficial ownership of such securities held by TCV VII, TCV VII (A) and Member Fund, except to the extent of their respective pecuniary interest therein.

(9)
Mr. Chamberlain joined XRS in February 2012 as Executive Vice President of Field Operations. In January 2013, Mr. Chamberlain began a new position with the Company and is no longer an executive officer.

(10)	Mr. Christian is the former Chief Financial Officer of the Corporation. Mr. Christian’s beneficial ownership has been reported as of the last date of his employment, June 22, 2012.

(11)
Trident Capital has entered into an Amended and Restated Voting Agreement with John Deere Special Technologies Group, Inc. (“JDSTG”) whereby JDSTG, among other things, (a) agrees to vote for the Series B Preferred Stock nominee(s) for director, at such time as Trident Capital no longer holds a sufficient number of shares of Preferred Stock to elect two directors as a separate class, but only for so long as Trident Capital owns at least 800,000 shares of Common Stock (directly or by ownership of Preferred Stock on an as-converted to Common Stock basis), and (b) grants Trident Capital a right of first refusal to acquire a portion of the shares of Common Stock held by JDSTG in the event that JDSTG determine to sell or transfer such shares in certain situations.

(12)
Includes 6,932,461 shares issuable upon conversion of Series B, Series C, Series D, Series F and Series G Preferred Stock and 1,024,026 shares issuable upon exercise of related warrants. The record holders of the shares underlying Preferred Stock and warrants to purchase common stock are set forth in the following table.

	Series B		Series C		Series D		Series F		Series G
	Preferred Stock	Warrants	Preferred Stock	Warrants	Preferred Stock	Warrants	Preferred Stock	Warrants	Preferred Stock	Warrants
Trident Capital Fund-V, L.P.	2,015,631	—	1,136,849	—	1,403,400	421,020	907,942	272,382	746,530	223,959
Trident Capital Fund-V Affiliates Fund, L.P.	11,715	—	6,607	—	8,156	2,447	5,277	1,583	4,338	1,301
Trident Capital Fund-V Affiliates Fund (Q), L.P.	11,179	—	6,305	—	7,783	2,335	5,036	1,511	4,140	1,242
Trident Capital Fund-V Principals Fund, L.P.	58,341	—	32,905	—	40,620	12,186	26,279	7,884	21,607	6,482
Trident Capital Parallel Fund-V, C.V.	153,134	—	86,370	—	106,621	31,986	68,980	20,694	56,716	17,014

(13)
Includes 12,500 shares of common stock awards and 20,000 options exercisable for shares of common stock (together, the “Trident Awards”), granted to Mr. Marshall in his capacity as a director nominated to the Board of Directors of the Company by Trident Capital, and the Trident Awards are held directly by Mr. Marshall solely for the benefit of Trident Capital pursuant to the terms of Trident Capital’s operating agreement in each case beneficially owned by Trident Capital. Mr. Marshall disclaims beneficial ownership of the Trident Awards and of any shares of common stock that may be received upon the conversion or exercise of any Trident Awards, except to the extent of his pecuniary interest therein.

(14)
Does not include 12,500 shares of common stock awards and 20,000 options exercisable for shares of common stock (together, the “Trident Awards”), in each case beneficially owned by Trident Capital. The Trident Awards were granted to Mr. Marshall in his capacity as a director nominated to the Board of Directors of the Company by holders of Series B Preferred Stock, and the Trident Awards are held directly by Mr. Marshall solely for the benefit of Trident Capital pursuant to the terms of Trident Capital's operating agreement. Mr. Marshall disclaims beneficial ownership of the Trident Awards and of any shares of common stock that may be received upon the exercise thereof. In addition, Mr. Marshall is a former member of Trident Capital and, as such, has a continuing indirect interest in the Trident Securities held by Trident Capital. Mr. Marshall disclaims beneficial ownership of the Trident Securities and of any shares of common stock that may be received upon the conversion or exercise of any Trident Securities, except to the extent of his pecuniary interest therein.

(15)
Includes 9,166,666 shares issuable upon conversion of Series G Preferred Stock and 2,750,000 shares issuable upon exercise of related warrants. The record holders of the shares of Series G Preferred Stock and warrants to purchase common stock are set forth in the following table.

	Preferred Stock	Warrants
TCV VII, L.P.	5,996,276	1,798,883
TCV VII (A), L.P.	3,114,008	934,202
TCV Member Fund, L.P.	56,382	16,915

(16)
Includes 12,500 shares of common stock awards and 25,000 options exercisable for shares of common stock (together, the “TCV Awards”), in each case beneficially owned by TCV. The TCV Awards were granted to Mr. Marshall in his capacity as a director nominated to the Board of Directors of the Company by holders of the Series G Preferred Stock, and the TCV Awards are held directly by Mr. Marshall solely for the benefit of TCV pursuant to the terms of TCV’s operating agreement.

(17)	Includes 15,100 shares of common stock owned individually by Mr. Marshall.

PROPOSAL 1

DETERMINE THAT THE NUMBER OF DIRECTORS SHALL BE SEVEN

Our current Bylaws provide that the number of directors shall be fixed by resolution of the shareholders or the Board of Directors, and the number of directors may not be decreased by the Board. The current number of directors is fixed at nine. Two of our nine current directors, Roger Kleppe and Chad Lindbloom, have previously informed the Company that they do not intend to stand for re-election to the Board at the 2013 Annual Meeting of Shareholders. The Board does not intend to fill these two vacancies when the terms of Messrs. Kleppe and Lindbloom expire at the 2013 Annual Meeting.
Proposal 1, if approved, would fix the number of directors at seven until, if and when, the number of directors is changed in the future under our then current Bylaws. The Board of Directors recommends that the number of directors be reduced from nine to seven because, in view of the Company's size, the Board of Directors believes that a seven-person Board remains sufficiently large to fulfill the Board's responsibilities and has lower administration costs than a nine-person Board. If the shareholders do not approve a decrease in the number of directors from nine to seven, there will be two vacancies on our Board if the seven nominees are re-elected to the Board at the 2013 Annual Meeting.
Our Board of Directors recommends a vote “FOR” Proposal 1
To determine that the number of directors shall be seven

PROPOSAL 2

ELECTION OF DIRECTORS

All of the nominees named below are current directors of the Company. Roger W. Kleppe and Chad M. Lindbloom are also current directors of the Company, but they are not standing for re-election at the Annual Meeting.

Name	Age	Position
John J. Coughlan	54	Chairman of the Board, President and Chief Executive Officer
Mark E. Claeys	50	Director
Donald R. Dixon (1)	65	Director
Thomas G. Hudson	66	Lead Director
Roger W. Kleppe	63	Director
Chad M. Lindbloom	48	Director
Christopher P. Marshall (2)	44	Director
Michael J. Paxton	66	Director
Karen T. Van Lith	53	Director

(1)	To be voted on by holders of Series B Preferred Stock only.

(2)	To be voted on by holders of Series G Preferred Stock only.
Four of the seven nominees were selected by the Governance and Nominating Committee of the Board of Directors. These nominees are Karen T. Van Lith, John J. Coughlan, Thomas G. Hudson and Michael J. Paxton. Under Mr. Coughlan's employment agreement, the Company has agreed to include Mr. Coughlan as a nominee for director at each Annual Meeting of Shareholders.
Mark E. Claeys is a nominee of John Deere Special Technologies Group, Inc. (“JDSTG”); Donald R. Dixon is a nominee of the holders of the Series B Preferred Stock, which is exclusively held by entities affiliated with Trident Capital Management – V, LLC (collectively, “Trident Capital”); and Christopher P. Marshall is a nominee of the holders of the Series G Preferred Stock. Currently, JDSTG has the right to nominate three directors. Trident Capital has the right to nominate two directors (one of whom must be independent of Trident Capital and approved by the Governance and Nominating Committee of the Board of Directors if the total number of directors is seven or less) and the holders of the Series G Preferred Stock have the right to nominate one director. These rights were negotiated in connection with their respective investments in the Company. Each of JDSTG and Trident Capital has designated just one nominee (Mark E. Claeys and Donald R. Dixon, respectively) for election at the Annual Meeting.
Our Board of Directors currently consists of nine directors. Our Board of Directors has determined that eight of our current nine directors are independent directors, as defined under the applicable rules of the NASDAQ listing standards. The independent directors are Messrs. Claeys, Dixon, Hudson, Kleppe, Lindbloom, Marshall and Paxton and Ms. Van Lith.

Our Board of Directors are elected at the Company's annual meetings unless otherwise determined by the Board of Directors or the shareholders. Our directors serve a one-year term expiring upon the election of their successors at the next annual meeting. In the event any nominee should be unavailable to stand for election at the time of an annual meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

Director Nominees
John J. Coughlan: Mr. Coughlan's background information is disclosed below under “EXECUTIVE COMPENSATION”. Mr. Coughlan has significant prior experience managing software companies and brings broad expertise in the development, marketing and selling of software solutions and services. He also provides the Company with leadership for employee motivation and development.

Mark E. Claeys: Director since May 2012. Mr. Claeys is the Director of Finance for Deere and Company's Intelligent Solutions Group and Enterprise Information Technology function. Mr. Claeys joined Deere & Company in 1988 as an Internal Auditor and completed a number of assignments at various Deere facilities in the finance arena, including three years as a Manager in Corporate Business Development. Prior to joining Deere & Company, Mr. Claeys worked as an auditor at the public accounting firm of Deloitte & Touche. Mr. Claeys holds a Bachelor of Arts degree in Accounting from St. Ambrose University (1984) and is a licensed CPA. Currently, Mr. Claeys serves as a board member for the Deere Employees Credit Union.

Mr. Claeys brings to the Board a strong technology, financial and business background. Mr. Claeys has extensive experience in the technology industry.

Donald R. Dixon: Director since February 2010. Mr. Dixon is a co-founder of Trident Capital and has been a Managing Director since 1993. From 1988 to 1993, Mr. Dixon was Co-President of Partech International, a private equity fund manager associated with Banque Paribas. From 1983 to 1988, Mr. Dixon was a Managing Director of Alex. Brown & Sons. Earlier in his career, Mr. Dixon was a Vice President of Morgan Stanley & Co. and a Senior Account Officer at Citibank, N.A.

Mr. Dixon serves as a director of AccountNow, Advanced Payment Solutions, Amprius, eGistics, Inc., Infotrieve, Neohapsis, Odyssey Logistics, PAL, Qualys, RoyaltyShare, Solexant, Syndero and Tiandi Energy. He is also on the investment committee of Mustang Ventures, an affiliated China fund of Trident Capital Fund VI. Mr. Dixon's past directorships include Affiliated Computer Services (ACS), Anasazi Inc. (acquired by Pegasus Solutions Inc.), BankAmerica Merchant Services, Inc. (BPI), BlueStar Solutions (acquired by ACS), Bytemobile, Inc. (acquired by Citrix), Clarus Systems, Inc. (acquired by OPNET Technologies), CSG Systems International, Inc. (CSGS), Epicor Software Corporation (EPIC), Epoch Partners (acquired by Goldman Sachs), Evolving Systems, Inc. (EVOL), InfoUSA, Inc. (IUSA), Merchant e-Solutions (acquired by Cielo), Pegasus Systems, Inc. (PEGS), Signio (acquired by Verisign), Sygate Technologies (acquired by Symantec) and Unison Software, Inc. (acquired by IBM). Mr. Dixon earned his B.S.E. in Mechanical and Aerospace Engineering from Princeton University and his M.B.A. from Stanford Graduate School of Business. Mr. Dixon is Co-Chairman of the Advisory Committee of the Princeton University School of Engineering and Applied Sciences.

Mr. Dixon brings to the Board business leadership, corporate strategy and operating expertise, and a strong background in the software industry. In particular, he has extensive experience in growing software businesses, launching new products, brand building, innovation, marketing, customers and sales channels. Mr. Dixon also lends an investor perspective based on his leadership role as a managing director of a private equity group.

Thomas G. Hudson: Director since October 2007. Since August 2011, Mr. Hudson has been Chief Executive Officer of Municipal Parking Services, a provider of parking solutions to cities and municipalities. From May 2008 until August 2010, Mr. Hudson was Chairman and Chief Executive Officer of Muve, Inc., a Mayo Clinic IP company that provides tools, software (SaaS) technology and coaching services to help individuals lose weight. Before joining Muve, Inc., Mr. Hudson was the Chief Executive Officer of Global Capacity, a start-up company that provides integrated communications logistics software solutions worldwide. Prior to joining Global Capacity in June of 2005, Mr. Hudson served as Chairman and Chief Executive Officer of CNT, a provider of wide area storage networks, since June 1996, as a director since August 1996 and as Chairman of the board of directors since May 1999. From 1993 to June 1996, Mr. Hudson served as Senior Vice President of McGraw Hill Companies, a leading information services provider, serving also as General Manager of its F.W. Dodge Division, and as Senior Vice President, Corporate Development. From 1968 to 1993, Mr. Hudson served as Vice President and General Manager in a number of management positions at IBM Corporation. Mr. Hudson is a graduate of the University of Notre Dame with a bachelor's degree in Electrical Engineering and New York University with an M.B.A. in Finance. Mr. Hudson attended the Harvard Advanced Management Program in 1990. Mr. Hudson previously served on the board of directors of CGSY, CNT, McData Corp, Lawson Software, Ciprico, Plato Software, Incentra Solutions, all publicly traded companies and three private companies, Wyndstrom, MQSoftware and AltoSoft Corporation.

Mr. Hudson brings to the Board business leadership, corporate strategy and operating expertise, and a strong background in software technologies. In particular, he has extensive experience in launching new technologies, brand building and marketing.

Christopher P. Marshall: Director since December 2003. Mr. Marshall joined Technology Crossover Management VII, Ltd. (“TCV”) in May 2008 as a General Partner and has been in the venture capital industry since 1995. His primary investment focus is the payments, Internet and mobile industries. Prior to joining TCV, Mr. Marshall spent 12 years at Trident Capital, focused on the payments, Internet and mobile markets. Earlier in his career, Mr. Marshall worked for Banque Paribas and the Chase Manhattan Bank. Mr. Marshall earned his B.A. from Hamilton College and his M.B.A. from the J. L. Kellogg Graduate School of Management at Northwestern University. Mr. Marshall also serves on the board of directors of TheStreet.com and HomeAway, Inc.

Mr. Marshall brings to the Board business leadership, corporate strategy and operating expertise, and a strong background in the software industry. In particular, he has extensive experience in growing software businesses, launching new products, brand building, innovation, marketing, customers and sales channels. Mr. Marshall also lends an investor perspective based on his leadership role as a managing director of a private equity group.

Michael J. Paxton: Director since May 2008. Mr. Paxton is currently Chief Executive Officer of MJP Growth Advisors, a privately held consulting firm. Mr. Paxton is also Chairman of the board of directors of Transport Corporation of America, Inc. and previously served as that company's CEO and President from 2001 to 2007. Transport America is a national truckload carrier and logistics service company based in Eagan, Minnesota. From 2009 until May 2012, Mr. Paxton was President and Chief Executive Officer of Chamilia, Inc., a leading designer and manufacturer of high quality, personalized jewelry. From 1998 to 2001, he was the President and CEO of the Sunbeam Health and Safety Company, a subsidiary of Sunbeam. Beginning in 1996, he served as Chairman, President, and CEO of O-Cedar Holdings, Inc., the leading brand of consumer household cleaning tools in the United States. The majority of Mr. Paxton's career was spent in senior management positions with Pillsbury and Grand Metropolitan PLC (Diageo), the parent company. In 1992, he was appointed as President and CEO of the Haagen-Dazs Company. Prior to Pillsbury, Mr. Paxton held progressive sales and marketing positions with Safeco Insurance Company, The Drackett Products Company and Miles Laboratories. He currently serves on the board of directors of Transport Corporation of America, Inc., Azteca Foods, Inc., Foster Farms, Inc. and Gemini, Inc.

Mr. Paxton brings to the Board business leadership, corporate strategy and operating expertise, and a strong background in consumer-packaged goods. Mr. Paxton has extensive experience in the transportation industry as well as launching new products, brand building, innovation and marketing.

Karen T. Van Lith: Director since May 2010. Ms. Van Lith currently serves as a consultant. From June 2011 until June 2012, she was Chief Executive Officer and a director of Make Music, Inc. Prior to joining Make Music, Ms. Van Lith was a consultant serving in the chief executive officer and chief restructuring officer roles at several companies requiring transformative leadership. From 1999 until October 2007, she was President and CEO of Gelco Information Network, a software company providing expense management solutions and trade promotion management services. She previously served in various capacities with Ceridian Corporation and Deluxe Corporation prior to joining Gelco Information Network. Ms. Van Lith currently serves on the board of Associated Banc-Corp.

Ms. Van Lith provides the Board with overall business and financial experience in various industries. Ms. Van Lith has extensive knowledge and experience in the software industry, including business to business and business to consumer software applications and services; on premises, web and mobile software platforms; and converting legacy software to web and mobile platforms.

Our Board of Directors recommends a vote “FOR” Proposal 2
To elect each director nominee

INFORMATION REGARDING THE BOARD OF DIRECTORS AND
CORPORATE GOVERNANCE

Board Leadership Structure
Our Company's Board of Directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board ("the Chairman") be either combined or separated, because the Board believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the Board and management team. The Board of Directors periodically evaluates whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separated. The Board of Directors has determined that having our Company's Chief Executive Officer serve as Chairman is in the best interest of our shareholders at this time. The Chief Executive Officer is responsible for the day-to-day management of our Company and the development and implementation of our Company's strategy, and has access to the people, information and resources necessary to facilitate Board function. The Board of Directors believes that combining the roles of Chief Executive Officer and Chairman contributes to an efficient and effective Board.
Our non-management directors facilitate the Board's independence by meeting frequently as a group and fostering a climate of transparent communication. The Board of Directors elected Thomas G. Hudson to be the Lead Director for purposes of leading those meetings where Mr. Coughlan is not present. The high level of contact between our directors and our Chairman between Board meetings and the specificity contained in the Board's delegation of authority parameters also serve to foster effective Board leadership.

Oversight of Risk Management
Management is responsible for day-to-day risk assessment and mitigation activities, and our Company's Board of Directors is responsible for risk oversight, focusing on our Company's overall risk management strategy, our Company's degree of tolerance for risk and the steps management is taking to manage our Company's risks. While the Board as a whole maintains the ultimate oversight responsibility for risk management, the committees of the Board can be assigned responsibility for risk management oversight of specific areas.

The Audit Committee reviews the Company's portfolio of risk, discusses with management significant financial risks in conjunction with enterprise risk exposures, the Company's policies with respect to risk assessment and risk management and the actions management has taken to limit, monitor or control financial and enterprise risk exposure.
The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks, which could have a material adverse effect on the Company.
The Governance and Nominating Committee has adopted a framework for the oversight of enterprise risk pursuant to which it works with management to identify, categorize and evaluate enterprise risks, and also to develop risk mitigation and response strategies.
Director Compensation

For fiscal 2012, the non-employee directors received the following total compensation:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Total ($)
Mark E. Claeys	—	—	—	—
Donald R. Dixon	—	6,650	5,200	11,850
Thomas G. Hudson	15,000	6,650	5,200	26,850
Roger W. Kleppe	15,000	6,650	5,200	26,850
Chad M. Lindbloom	15,000	6,650	5,200	26,850
Christopher P. Marshall (3)	—	6,650	5,200	11,850
Michael J. Paxton	15,000	6,650	5,200	26,850
Karen T. Van Lith	15,000	6,650	5,200	26,850

(1)
Valuation of stock and option awards is based on the aggregate grant date fair value. See Note 8, Stock-Based Compensation, to the Company’s audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2012 for a description of the assumptions used.

(2)
Total options outstanding at September 30, 2012: Donald R. Dixon – 25,000 options; Thomas G. Hudson – 36,250 options; Roger W. Kleppe – 45,000 options; Chad M. Lindbloom – 35,000 options; Christopher P. Marshall – 45,000 options; Michael J. Paxton – 35,000 options; and Karen T. Van Lith – 25,000 options.

(3)
Prior to the 2010 Annual Meeting of Shareholders, all options and stock awards were granted to Mr. Marshall in his capacity as a director nominated to the Board of Directors by Trident Capital. Such options and restricted stock awards are held directly by Mr. Marshall solely for the benefit of Trident Capital pursuant to the terms of Trident Capital’s operating agreement. Mr. Marshall disclaims beneficial ownership of all such options and restricted stock awards and of any shares of Common Stock that may be issuable upon the exercise thereof.

Non-employee directors (except Mr. Claeys, the JDSTG director, Mr. Dixon, the Series B Preferred Stock director and Mr. Marshall, the Series G Preferred Stock director), receive $15,000 annually to serve on the Board of Directors. This amount may be prorated based on actual time served on the Board of Directors during the fiscal year.

Each non-employee director (except Mr. Claeys, the JDSTG director) receives upon re-election at each Annual Meeting a 10,000-share stock option grant and a 5,000-share stock award, both pursuant to the Company's 2007 Long-Term Incentive and Stock Option Plan. This amount may be prorated based on actual time served on the Board of Directors during the fiscal year. The stock options are exercisable for ten years commencing at the date of grant at a price equal to the fair market value of the common stock on the date of grant. The stock award and stock options are fully vested at the time of award. At its discretion, the Company has the ability to offer a cash gross-up to offset the estimated tax liability incurred at the time of the stock award.

Each director is reimbursed by the Company for his or her actual out-of-pocket expenses for telephone, travel and miscellaneous items incurred on behalf of the Company.

Board Meetings and Committees
During the fiscal year ended September 30, 2012, the Board of Directors met seven times. The Audit Committee and the Compensation Committee of the Board of Directors generally meet immediately prior to and/or after quarterly meetings of the Board of Directors. No incumbent director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and of the meetings of the Board committees on which they served. The Board of Directors does not have a policy regarding the attendance at annual meetings. Two directors attended our annual meeting of shareholders held on February 8, 2012.
The Board of Directors has established an Audit Committee, Compensation Committee and Governance and Nominating Committee. During the fiscal year ended September 30, 2012, each committee was composed of all independent directors (under the NASDAQ standards applicable to such committees) as follows:

Audit Committee	Compensation Committee	Governance and Nominating Committee
Chad M Lindbloom (Chairman)	Roger W. Kleppe (Chairman)	Thomas G. Hudson (Chairman)
Thomas G. Hudson	Christopher P. Marshall	Roger W. Kleppe
Michael J. Paxton		Michael J. Paxton
Karen T. Van Lith

Audit Committee

The purpose of the Audit Committee includes (1) annually selecting a firm of independent registered public accounting firm, referred to herein as independent accountants, as auditors of the books, records and accounts of the Company; (2) reviewing the scope of audits made by the independent accountants; and (3) receiving and reviewing the audit reports submitted by the independent accountants and taking such action in respect of such reports as the Audit Committee may deem appropriate to assure that the interests of the Company are adequately protected. Refer to the section entitled “Audit Committee Report”. During the year ended September 30, 2012, the Audit Committee met four times. The Company has established an Audit Committee Charter that sets forth the Audit Committee's principal accountabilities. This Charter is available on our website, www.XRScorp.com.

The Board of Directors has unanimously determined that all Audit Committee members are financially literate under the NASDAQ Stock Market Rules and all members are qualified audit committee financial experts as defined in the regulations of the Securities and Exchange Commission (the “SEC”).

Compensation Committee

The purpose of the Compensation Committee is to annually review and approve management's overall compensation plan for the Company's employees, excluding officers. The Committee also approves all incentive plans and sets officer annual salaries and incentives, including cash and non-cash remuneration. The Compensation Committee also determines all equity compensation that may be included in the compensation set forth for each individual. During the year ended September 30, 2012, the Compensation Committee met four times. The Company has established a Compensation Committee Charter that sets forth the Compensation Committee's principal accountabilities. This Charter is available on our website, www.XRScorp.com.

Governance and Nominating Committee

The purpose of the Governance and Nominating Committee is to (1) oversee corporate governance matters; (2) approve director-nominees to be considered for election by shareholders and for election by the Board of Directors to fill any vacancy or newly created directorship; and (3) make recommendations to the Board concerning the appropriate size and composition of the Board of Directors and each Board committee, and the establishment of new Board committees. During the year ended September 30, 2012, the Governance and Nominating Committee met one time. The Company has established a Governance and Nominating Committee Charter that sets forth the Governance and Nominating Committee's principal accountabilities. This Charter is available on our website, www.XRScorp.com.

Nomination of Director Candidates

Nominees for election to the Board of Directors of the Company are selected by the Governance and Nominating Committee, subject to the rights of JDSTG, and holders of the Series B and Series G Preferred Stock (refer to Notes 5, 6 and 7 of the table in the “PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT” section above). To date, all director nominees (other than nominees of JDSTG, and holders of the Series B and Series G Preferred Stock) have been identified by current directors or management. We do not have a formal policy regarding the consideration of diversity in identifying director nominees. The Governance and Nominating Committee does consider, among other things, a director nominee's potential contribution to the diversity of background and experience of our Board of Directors, including with respect to age, gender, international background, race and specialized experience. We have not engaged a third party (for a fee or otherwise) to identify candidates and, other than nominees of JDSTG, and holders of the Series B and Series G Preferred Stock, we have not received a proposed candidate from a source outside of the Company. However, the Governance and Nominating Committee would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate's name, credentials, contact information, and his or her consent to be considered as a candidate to our Chairman, President and Chief Executive Officer, John J. Coughlan. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Governance and Nominating Committee evaluates candidates based on financial literacy, knowledge of the Company's industry or other background relevant to the Company's needs, status as a stakeholder in the Company, “independence” for purposes of compliance with the rules of the SEC and NASDAQ, and willingness, ability, and availability for service.

Shareholder Communication with the Board

Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our chief executive officer or chief financial officer with a request to forward the same to the intended recipient. In the alternative, shareholders can direct correspondence to the Board to the attention of our Board Chairman, John J. Coughlan, or to the attention of the Chairman of our Audit Committee, in care of the Company at the Company address. All such communications will be forwarded unopened.

PROPOSAL 3

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF SERIES B PREFERRED STOCK

Pursuant to a Certificate of Designation of Preferences of Series B Preferred Stock, the Company is authorized to issue up to 2,250,000 shares of Series B Preferred Stock. As of January 28, 2013, there were issued and outstanding 2,250,000 shares of Series B Preferred Stock, and none of the previously issued shares of Series B Preferred Stock had been converted into common stock of the Company. The Series B Preferred Stock has several preferences, including dividend rights, liquidation preference, redemption rights, conversion rights into common stock of the Company, special voting rights and rights to nominate and elect up to two (2) members of our Board of Directors.

Summary of Series B Amendment

Proposal 3, if approved, would amend (the “Series B Amendment”) the Series B Certificate, solely to increase the number of authorized shares of Series B Preferred Stock by an additional 750,000 shares (“Additional Series B Shares”) for a total of 3,000,000 shares authorized for issuance. Our Board of Directors intends to issue the Additional Series B Shares only for the purpose of satisfying requests by existing holders of Series B Preferred Stock to receive mandatory dividends in the form of additional shares of Series B Preferred Stock in lieu of cash, in accordance with the existing terms of the Series B Certificate. Our Board of Directors does not intend to issue any of the Additional Series B Shares for any other purpose. The form of the Amended and Restated Articles of Amendment that will be filed with the Minnesota Secretary of State to implement the Series B Amendment promptly after shareholder approval is included as Appendix A to this Proxy Statement.

Under the existing terms of the Series B Certificate, holders of the Series B Preferred Stock are entitled to receive, out of any assets of the Company legally available therefor, cumulative dividends at the rate of 4% of the Original Issue Price (as defined in the Series B Certificate) per annum on each outstanding share of Series B Preferred Stock (the “Series B Dividend”). The Series B Dividend must be paid semi-annually on the last business day of May and November of each year in cash or, at the election of holders of at least 60% of the Series B Preferred Stock then outstanding as of twenty (20) business days prior to the date of payment, in shares of Series B Preferred Stock. The aggregate number of shares of Series B Preferred Stock so payable to any holder upon such election to receive dividends in kind shall be equal to the aggregate amount of such Preferred Dividend payable to such holder divided by the Conversion Price (as defined in the Series B Certificate), with any fractions of a share to be issued rounded to the nearest whole share.

Since the initial issuance of the Series B Preferred Stock, the holders of the Series B Preferred Stock have elected to receive the semi-annual Series B Dividend in additional shares of Series B Preferred Stock, in lieu of cash. As the result of past issuances in lieu of cash dividends, the number of issued shares of Series B Preferred Stock is now at the maximum authorized (2,250,000) under the existing Series B Certificate. We currently have accrued $131,801 in unpaid Series B Dividends because authorized but unissued Series B Preferred Stock has not been available for issuance in lieu of cash. Accordingly, we intend to pay the full amount of accrued but unpaid Series B Dividends in the form of51,890 additional shares of Series B Preferred Stock promptly after the proposed amendment is approved. Assuming holders continue to elect to receive shares in lieu of cash, we believe that the Additional Series B Shares will allow us to satisfy the payment of Series B Dividends in shares for at least the next eight years.

If Proposal 3 is approved by the shareholders, the Company could issue up to 750,000 additional shares of Series B Preferred Stock over time as dividends accrue and are paid on the Series B Preferred Stock. The Original

Issue Price for the Series B Preferred Stock was $2.54 per share. The Conversion Price for the Series B Preferred Stock is currently $2.54 per share, subject to adjustment in the future if there were a dividend paid on the Company's Common Stock or certain other recapitalization transactions.  Based on the current Conversion Price, each share of Series B Preferred Stock can be converted into one share of the Company's Common Stock upon the election of holders of Series B Preferred Stock. If the Conversion Price for the Series B Preferred Stock remains at $2.54 per share, and the dividends on the Series B Preferred Stock are paid in additional shares of Series B Preferred Stock (in lieu of cash), the number of outstanding shares of Series B Preferred Stock would increase 4% each year.  That annual increase in the number of outstanding shares of Series B Preferred Stock would dilute the current holders of Common Stock approximately 1.0% for each share of Common Stock currently outstanding.  That dilution would compound on each semi-annual dividend payment date as the number of outstanding shares of Series B Preferred Stock continues to increase due to the stock dividends.  If all 750,000 additional shares of Series B Preferred Stock were eventually issued as dividends (which would take an estimated 7 years), the issuance of those 750,000 shares would dilute the current holders of Common Stock approximately 6.9% for each share of Common Stock currently outstanding.

In addition to the right to receive the Series B Dividend, Series B Preferred Stock has the right to receive any dividend paid to holders of other classes of stock. Each share of Series B Preferred Stock also has the right to receive an amount equal to $2.54 plus accrued unpaid dividends (the “Series B Liquidation Preference”) in the event of any liquidation or sale of the Company. The Company's Articles of Incorporation require the Series B Liquidation Preference to be paid after payment of liquidation preference amounts owed to the Series G and Series F Preferred Stock, but before the payment of liquidation or sale proceeds to the holders of Series C Preferred Stock, Series D Preferred Stock and the Company's Common Stock. If all 750,000 additional shares of Series B Preferred Stock were eventually issued as dividends, the aggregate Series B Liquidation Preference would increase by $1,905,000.

The Board of Directors believes that the proposed Series B Amendment is in the best interests of the Company because it will allow the Company to continue to issue Series B Dividends in shares of Series B Preferred Stock, in lieu of cash, if the holders of Series B Preferred Stock continue to elect to receive payment in shares. Under those circumstances, the Company could conserve its cash.

Necessity for Shareholder Approval

Under the Minnesota Business Corporations Act, a company is required to submit amendments of its Articles of Incorporation to its shareholders for approval. Because the Series B Certificate is a part of our Amended and Restated Articles of Incorporation, the proposed Series B Amendment is an amendment of our Articles of Incorporation.

Consequences of Failure to Approve Series B Amendment

If the Series B Amendment is not approved, no additional shares of Series B Preferred Stock will be available for issuance, but the Company will remain obligated to pay the Series B Dividend on a semi-annual basis. If the Series B Amendment is not approved, the Company will be required to satisfy the Series B Dividend in cash, and would not be able to comply with any shareholder elections to receive the Series B Dividend in the form of additional Shares of Series B Preferred Stock.

Our Board of Directors recommends a vote “FOR” Proposal 3
To amend the Articles of Incorporation to increase the number of authorized shares of Series B Preferred Stock

PROPOSAL 4

APPROVAL OF AMENDMENT TO BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO DETERMINE THE NUMBER OF DIRECTORS

Subject to shareholder approval, our Board of Directors has approved the amendment of our bylaws to remove the prohibition on the Board decreasing the number of directors.

Current Bylaw Provision

Section 3.1 of our current Bylaws provides that the number of directors shall be fixed by resolution of the shareholders or the Board of Directors, and the number of directors may not be decreased by the Board of Directors.

Summary of Bylaw Amendment

Proposal 4, if approved, would amend and restate Section 3.1 of our Bylaws as follows:

Section 3.1. Election of Directors. ~~The number of Directors that shall~~ The business and affairs of the corporation shall be managed by or under the direction of a Board of one or more directors. The number of directors to constitute the ~~whole~~ Board shall be ~~at least one (1). In the absence of a resolution of the shareholders or the Directors, the number of Directors shall be the number last fixed by the shareholders or the Directors; provided, however, that the Board of Directors may not decrease the number of Directors~~ determined from time to time by resolution of the Board. Directors need not be shareholders. Each of the Directors shall hold office until the next succeeding annual meeting of shareholders and until his successor shall have been duly elected and qualified, or until his earlier resignation or removal from office as hereinafter provided.

The form of Amended and Restated Bylaws reflecting the proposed amendment to Section 3.1 of the Bylaws, if approved by the shareholders, is included as Appendix B to this Proxy Statement.

The Board of Directors believes that the proposed Bylaw Amendment is in the best interests of the Company because it will provide flexibility to decrease the size of the Board to accommodate the needs of the Company in the future. As required by the current Bylaws, if a shareholder vote is required each time the Board believes it is in the best interest of the Company to decrease the size of the Board, the implementation of any proposed changes in the size of the Board would be delayed until a shareholder meeting could take place.

            If Proposal 4 is approved by the shareholders, the shareholders will no longer have the ability to set or change the number of directors.  Instead, the then current Board of Directors would be able to set or change the number of directors, based on a majority vote of the Board.

Necessity for Shareholder Approval

Section 302A.181 of the Minnesota Business Corporation Act provides that “After the adoption of the initial bylaws, the Board shall not adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the Board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors.” Accordingly, because this Proposal 4 would change the bylaw fixing the number of directors and the Board's authority to decrease the same, shareholder approval is required to adopt revised bylaw as proposed.

Consequences of Failure to Approve Bylaw Amendment

If the Bylaw Amendment is not approved, the Board of Directors may, in the future, increase the number of directors without shareholder approval, but the Board will continue to be unable to decrease the number of directors without shareholder approval.

Our Board of Directors recommends a vote “FOR” Proposal 4
To amend the Bylaws to authorize the Board of Directors to determine the number of directors

PROPOSAL 5

ADVISORY VOTE ON EXECUTIVE OFFICER COMPENSATION

The Company seeks a non-binding advisory vote from its shareholders to approve the compensation of our executive officers as described under “EXECUTIVE COMPENSATION” and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

Proposal 5 gives our shareholders the opportunity to express their views on the Company's executive officer compensation. Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when making future executive officer compensation decisions.

We believe that our compensation policies and decisions are designed to assist the Compensation Committee meeting its objectives. The objectives of the Company's executive compensation program are to:

•	attract and retain top quality executive talent;

•	establish and support a performance-driven culture and motivate executives to deliver strong business results; and

•	ensure that executives are aligned with shareholder expectations by closely linking total compensation with short-term business objectives and creation of long-term shareholder value.

Accordingly, we are presenting this proposal, which gives you, our shareholder, the opportunity to approve our executive officer compensation as disclosed in this proxy statement by voting for or against the following resolution:

RESOLVED, that the shareholders approve the compensation of the Company's executive officers, as disclosed in the compensation tables, and the related disclosure contained in the Company's Proxy Statement for its 2013 Annual Meeting.

Our Board of Directors recommends an advisory vote “FOR” Proposal 5
Supporting the appropriateness of the compensation of our executive officers

PROPOSAL 6

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee, the Board of Directors has selected Grant Thornton LLP ("Grant Thornton") as our independent registered public accounting firm for the fiscal year that began October 1, 2012 and has further directed that management submit the selection of Grant Thornton for ratification by shareholders at the Annual Meeting. Grant Thornton has audited our consolidated financial statements since 1999. A representative of Grant Thornton is expected to be present at the annual meeting. The representative will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

None of the provisions of our Bylaws, other governing documents or applicable law, require shareholder ratification of the selection of Grant Thornton as our independent registered public accounting firm. However, the Board is submitting the selection of Grant Thornton to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

Our Board of Directors recommends a vote “FOR” Proposal 6
To ratify the appointment of our independent registered public accounting firm

EXECUTIVE COMPENSATION
Executive Officers
The following table sets forth information concerning our executive officers:

Name	Age	Position
John J. Coughlan	54	Chairman of the Board, President and Chief Executive Officer
Michael W. Weber	47	Chief Financial Officer and Principal Financial and Accounting Officer
James F. DeSocio	57	Executive Vice President of Field Operations
Odell R. Tuttle	44	Chief Technology Officer
Bruce B. McPheeters	57	General Counsel and Secretary

John J. Coughlan: Mr. Coughlan has served as Chairman, President and Chief Executive Officer since joining XRS in October 2006. Prior to joining XRS, he was involved in a business consulting practice. Through June 2005, he served as president and CEO of Lawson Software, Minnesota's largest software company. Mr. Coughlan joined Lawson Software in 1987 and became CEO in February 2001 prior to the Lawson's initial public offering in December 2001. In addition to his responsibilities at XRS, Mr. Coughlan is an active regional business advocate and serves on the board of directors for several local organizations, including Securian Financial Group, Inc.

Michael W. Weber: Mr. Weber was appointed our Chief Financial Officer in October 2012. Mr. Weber joined the Company as Director of Finance and Controller in April 2007 and was appointed Vice President of Finance in March 2011. Since July 2, 2012, he has served as our Principal Financial and Principal Accounting Officer.

James F. DeSocio: Mr. DeSocio joined XRS in January 2013 as Executive Vice President, Field Operations. Mr. DeSocio most recently held the position of Executive Vice President of Sales and Business Development at Antenna Software, Inc., where from December 2007 until June 2012 he was responsible for international sales and business development for this cloud-based mobility software company. From June 2004 until July 2007, Mr. DeSocio was Chief Executive Officer for Riskclick, Inc., a provider of cloud-based underwriting solutions for the property and casualty insurance market. From 1991 until June 2004, he held several sales leadership positions with Lawson Software, Inc., an enterprise software provider, most recently serving as Lawson's Executive Vice President for the retail industry market and for Lawson's global field operations.

Odell R. Tuttle: Mr. Tuttle joined XRS in September 2011 as Chief Technological Officer. From January 2009 until joining XRS, Mr. Tuttle was the Chief Technology Officer of Healthland, responsible for driving technology and product direction for this healthcare software company. Mr. Tuttle held senior developmental positions with Gearworks, Inc., a computer software company, from 2004 until January 2009 and at Digital River, Inc., a provider of global e-commerce solutions, from 2001 until 2004. Mr. Tuttle is a member of numerous professional organizations, including the CIO/CTO Leadership Council International.NET User Association (INETA) and the Association for Computing Machinery (ACM).

Bruce B. McPheeters: Mr. McPheeters joined XRS in July 2012 as General Counsel and Secretary. Mr. McPheeters most recently held the positions of General Counsel, Secretary and Senior Vice President at Lawson Software, Inc., where from 1999 until the sale of Lawson in July 2011 he was responsible for all legal matters for this global enterprise software provider. Prior to joining Lawson Software, Inc., Mr. McPheeters was in private law practice for 18 years, focusing on software, securities, and mergers and acquisitions, most recently as a principal at the Gray Plant Mooty law firm in Minneapolis, Minnesota, where he also served on the firm's board of directors.

Summary Compensation Table
The following table sets forth information about all compensation (cash and non-cash) awarded to, earned by or paid to our Chief Executive Officer, our two most highly compensated other executive officers who were serving as executive officers at the end of fiscal 2012, and a former executive for whom disclosure would have been required but for the fact that he did not serve as an executive officer at the end of fiscal 2012 (collectively, our “Named Executive Officers”) for the fiscal years ended September 30, 2012 and 2011:

Name and Principal Position	Year	Salary ($)	Bonus (1)	Stock Awards ($) (2)	Option Awards ($) (3)	All Other Compensation ($)	Total ($)
John J. Coughlan	2012	300,000	75,000	49,507	55,447	5,272	485,226
Chairman, CEO and President	2011	300,000	75,000	138,801	213,320	5,272	732,392
Steven M. Chamberlain (4)	2012	145,385	14,928	59,850	57,750	297	278,210
Former Executive Vice President of Field Operations
Odell R. Tuttle	2012	225,000	28,125	87,754	88,624	205	429,708
Chief Technology Officer	2011	8,654	—	—	—	—	8,654
Scott G. Christian (5)	2012	265,100	—	28,604	32,036	814	326,554
Former Chief Financial Officer	2011	112,000	32,500	124,538	147,825	—	416,863

(1)	Refer to the section entitled “Annual Performance-Based Variable Compensation” below for discussion regarding these bonuses.

(2)
Stock awards are composed of restricted stock units which vest over a 3-year period and are valued at the fair market value as of the date of grant, which is determined by multiplying the number of restricted stock units granted by the closing sale price of a share of the Company’s common stock on the NASDAQ stock market on the date of grant.

(3)
Valuation of option awards is based on the aggregate grant date fair value using a Black-Scholes option pricing model. See Note 8, Stock-Based Compensation, to the Company’s audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2012 for a description of the assumptions used.

(4)
Mr. Chamberlain joined XRS in February 2012 as Executive Vice President of Field Operations. In January 2013, Mr. Chamberlain began a new position with the Company and is no longer an executive officer.

(5)	Mr. Christian was no longer an employee or executive officer as of June 2012.

Elements of Direct Compensation for Named Executive Officers

The Company uses a combination of cash salary, annual performance-based variable compensation (currently paid in the form of cash) and grants of long-term incentives (in the form of stock options and restricted stock units) as the three elements of total direct compensation for Named Executive Officers. The proportion of total compensation that is dependent on the Company's business performance (or is “at risk”) varies by position and increases with higher levels of responsibility. The methods by which the amounts of fiscal 2012 compensation for Named Executive Officers were reviewed are described in the following sections for each element of direct compensation.

Salary

The salaries reported in the “Summary Compensation Table” reflect actual cash paid for the 2012 fiscal year. The salary level for each Named Executive Officer was established by the Compensation Committee considering both the survey and comparable company data for equivalent positions.

Annual Performance-Based Variable Compensation

Selection of Performance Metrics

For fiscal 2012, the Compensation Committee designed a short-term incentive program (“STIP”) driven by five performance measures that it determined were appropriate to drive desired business behavior for XRS and would correlate positively with total shareholder return. These measures were the Company's results with respect to (1) 22,500 Turnpike new truck subscriptions, (2) $49,951,000 in software revenue and (3) $5,421,000 in non-GAAP earnings.

Establishment of Formula-Based Incentive Goals and Payout Approach

The Compensation Committee designed the formula-based incentive compensation plan to provide material payouts if the performance goals were exceeded and no payouts if the threshold levels were not achieved. The factors considered by the Compensation Committee when determining the performance goals included management's internal operating plan and expected industry performance.

Payout Based on Performance Against Goals

For fiscal 2012, the Company's performance, as evaluated by the Compensation Committee, led to the determination that none of the threshold STIP performance metrics were achieved, and therefore no payouts were made under the STIP compensation plan.

The Compensation Committee concluded that the Company's overall software revenue growth, non-GAAP earnings improvement and free cash flow performance, however, did warrant a discretionary bonus payout. In order to recognize significant employee contributions and encourage employee retention, the Compensation Committee recommended and the Board approved a $303,040 discretionary award for fiscal 2012 to be paid out to employees of the Company.

Long-Term Incentive Awards

In addition to the above, each of the Company's executive officers is eligible to receive equity compensation in the form of stock options and restricted stock units pursuant to the Company's 2007 Long-Term Incentive and Stock Option Plan. It is believed that through this equity-based plan, the economic interests of the executives are more closely aligned to those of the shareholders. It is also believed that this approach will allow the Company to use equity as an incentive in a balanced manner that supports the recruitment and retention of top talent.

The stock options granted to the Named Executive Officers in fiscal 2012 vest in equal installments on the first, second and third anniversaries of the date of grant (if the recipient is an employee on the vesting date) and expire on the earlier of (a) three months after termination of employment (lengthened to 12 months after termination due to death or disability) or (b) ten years after the date of grant. Those stock options are exercisable in full immediately before a sale of the Company or a majority of the Company's common stock, unless the successor provides substitute stock options after that sale.

The restricted stock units ("RSUs") granted to the Named Executive Officers in fiscal 2012 vest in equal installments on the first, second and third anniversaries of the date of grant (if the recipient is an employee on the vesting date). RSUs entitle the Named Executive Officers, once vested and settled, to receive shares of the Company's common stock. Settlement occurs after the earliest of the following to occur: (a) five years from the date of issuance, (b) termination of employment or (c) a change in control of the Company (defined as a change in ownership under Treasury Regulation § 1.409A-3(i)(5), which generally includes a sale of substantially all of the Company's assets or a sale of a majority of the Company's capital stock). The portion of the RSUs subject to the current vesting period will vest upon the death of a recipient or a change in control of the Company.

Benefit Plans Available to Named Executive Officers

The Company's practice is to make available to Named Executive Officers essentially the same benefit plans generally available to other employees in the Company. A review of comparable company benefits offerings determined that the Company provides competitive benefit plans.

Employment Agreements

The Company executed an employment agreement with John J. Coughlan on October 1, 2006. This agreement provides for a minimum base salary, and an annual incentive bonus based on revenue, profitability and other objectives. The agreement is for a period of two years and is annually automatically renewed for successive two-year periods unless terminated by ninety-day notice in advance of renewal. The agreement automatically renewed on October 1, 2012. The agreement also contains provisions that prohibit the Company from materially altering position, duties, benefit plans or incentive plans. The agreement also contains provisions providing for certain benefits upon a termination of employment or a change in control of the Company, as described below under the caption “Termination of Employment and Change in Control Arrangements”.

Outstanding Equity Awards as of September 30, 2012

The following table sets forth the number of shares representing both exercisable and unexercisable stock options, and vested and unvested stock awards held by each of the Named Executive Officers as of September 30, 2012, as follows:

	Option Awards					Stock Awards (1)
	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
	Exercisable	Unexercisable
John J. Coughlan	300,000	—		5.40	10/1/2016
	46,666	—		2.99	2/6/2018
	150,000	—		2.00	2/4/2019
	166,423	—	(2)	2.89	11/3/2019
	56,885	113,771	(3)	2.85	2/2/2021
	—	100,813	(4)	1.33	2/8/2022
						8,000	(6)	4,560
						32,468	(7)	18,507
						37,223	(8)	21,217

Steven M. Chamberlain (10)	105,000	105,000	(4)	1.33	2/8/2022
						45,000	(8)	25,650

Odell R. Tuttle	35,000	70,000	(5)	1.40	11/2/2021
	—	50,407	(4)	1.33	2/8/2022
						45,000	(9)	25,650
						18,612	(8)	10,609

(1)	Includes both restricted stock awards and restricted stock units, which vest over a 3-year period.

(2)	Options will vest on November 3, 2012.

(3)	Options will vest in equal increments on February 2, 2013 and 2014.

(4)	Options will vest in equal increments on February 8, 2013, 2014 and 2015.

(5)	Options will vest in equal increments on November 2, 2012, 2013 and 2014.

(6)	Remaining restricted stock units will vest on November 3, 2012.

(7)	Remaining restricted stock units will vest in equal increments on February 2, 2013 and 2014.

(8)	Remaining restricted stock units will vest in equal increments on February 8, 2013, 2014 and 2015.

(9)	Remaining restricted stock units will vest in equal increments on November 2, 2012, 2013 and 2014.

(10)	In January 2013, Mr. Chamberlain began a new position with the Company and is no longer an executive officer.

Termination of Employment and Change-in-Control Arrangements

Under Mr. Coughlan's employment agreement, if the Company terminates his employment without cause or if he terminates his employment for good reason (and neither termination occurs within six months before or two years after a change of control of the Company), Mr. Coughlan is entitled to receive one year of salary continuation, an annual incentive bonus in the amount of 50% of his annual base salary, partial acceleration of vesting of all outstanding equity awards (accelerating by the longer of one year or by the remainder of the then current two-year term of his employment agreement), and certain other benefits. Under that same agreement, if the Company terminates his employment without cause or if he terminates his employment for good reason, and either of such terminations occurs within six months before or two years after a change of control of the Company, Mr. Coughlan is entitled to receive one year of salary continuation, an annual incentive bonus in the amount of 100% of his annual base salary, 100% acceleration of vesting of all outstanding equity awards and certain other benefits. The agreement restricts the executive from competing with the Company during and for a period of one year beyond employment with the Company, and restricts the executive from disclosing certain confidential information. Under Mr. Coughlan's employment agreement: “cause” generally means conviction of a felony, material dishonesty, gross negligence or willful misconduct; “good reason” generally means diminution of position, duties, salary, equity awards or overall benefits; and a “change of control” generally means the sale or transfer of 55% or more of the Company's outstanding capital stock, a change in the majority of members of the Board of Directors, or a sale of all or substantially all of the assets of the Company.

The Company has executed severance agreements with its other executive officers. Under the severance agreement with Mr. Chamberlain, he is entitled to one year of salary continuation, in addition to certain other benefits, in the event that the Company terminates his employment without cause within six months following a change of control of the Company. Under the severance agreement with Mr. Tuttle, he is entitled to one year of salary continuation, in addition to certain other benefits, in the event that (a) the Company terminates his employment without cause (whether or not a change of control of the Company has occurred) or (b) he terminates employment for good reason within six months after a change of control. Under those agreements, “cause” generally means conviction of a felony or gross misdemeanor, fraud, misappropriation or breach of material obligations to the Company; a “change of control” generally means the sale or transfer of 55% or more of the Company's outstanding capital stock, a change in the majority of members of the Board of Directors, or a sale of all or substantially all of the assets of the Company; and under Mr. Tuttle's agreement, “good reason” generally means an assignment inconsistent with his position, duties, responsibilities and status.

The Company's Named Executive Officers are eligible to participate in the Company's 401(k) Profit Sharing Plan on the same basis as all other full-time employees.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than 10% beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the reports furnished to the Company, or written representations from reporting persons that all reportable transaction were reported, the Company believes that during the fiscal year ended September 30, 2012, the Company's officers, directors and greater than 10% beneficial owners timely filed all reports they were required to file under Section 16(a).

Indemnification of Directors and Officers
Under Section 302A.521, Minnesota Statutes, the Company is required to indemnify its directors, officers, employees and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended (the “Act”). Article V of the Company's Bylaws contain substantially similar provisions and, in addition, specifically authorize adoption of agreements for indemnification to the extent permitted by statute and purchase of insurance to meet the Company's indemnification obligation. The general effect of such provisions is to relieve the directors and officers of the Company from personal liability that may be imposed for certain acts performed in their capacity as directors or officers of the Company, except where such persons have not acted in good faith. In addition, the Company has entered into indemnification agreements with Trident Capital and its representatives who serve as directors on our Board of Directors, which may supplement the indemnification provisions available to them under Minnesota law. The Company has also entered into similar indemnification agreements with the TCV and its representatives who serve as directors on our Board of Directors.
As permitted under Minnesota Statutes, the Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the director's duty of care in the affairs of the Company. Minnesota Statutes do not permit elimination of liability for breach of a director's duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith and acts resulting in improper personal benefit to the director.
Certain Relationships and Related Person Transactions
As of January 28, 2013, JDSTG was the record holder of 2,144,060 shares of the Company's common stock. Under the terms of a Stock Purchase Agreement between the Company and JDSTG, as amended, JDSTG has certain rights with respect to corporate actions, including the right to nominate and replace up to three members of our Board of Directors.

As of January 28, 2013, TCV held a substantial portion of our outstanding shares of Series G Preferred Stock, representing the right to vote 11,916,666 shares of our common stock on an as-converted basis. Under the terms of our Certificate of Designation of Preferences of Series G Preferred Stock, TCV (as the majority holder of our outstanding Series G Preferred Stock) has the right to nominate, replace and vote as a separate class with respect to a member of our Board of Directors. In addition, TCV has certain rights of first refusal on certain new equity issuances by us, which is intended to provide TCV with an opportunity to maintain its current ownership. A Voting Agreement among us, TCV and JDSTG is in place to further support certain of TCV's rights.

Christopher P. Marshall, a member of our Board of Directors, is a general partner of an entity affiliated with TCV, which participated in the Series G Preferred Stock. Mr. Marshall is also a former managing director of Trident Capital and, therefore, was affiliated with Trident Capital until 2008. Mr. Marshall was named by TCV as its nominee for election to our Board of Directors at the Annual Meeting.

As of January 28, 2013, Trident Capital held all of our outstanding shares of Series B, Series C and Series D Preferred Stock and portions of our outstanding shares of Series F and Series G Preferred Stock, representing the right to vote 7,956,487 shares of our commons stock on an as-converted basis. Under the terms of our Certificate of Designation of Preferences of Series B Preferred Stock, Trident Capital (as the sole holder of our outstanding shares of Series B Preferred Stock), has the right to nominate, replace and vote as a separate class with respect to up to two members of our Board of Directors. In addition, Trident Capital has certain rights of first refusal on certain new equity issuances by us, which is intended to provide Trident Capital with an opportunity to maintain its current ownership. An Amended and Restated Voting Agreement among us, JDSTG and Trident Capital is in place to further support certain of Trident Capital's rights.

Donald R. Dixon, a member of our Board of Directors, is a Managing Director of entities affiliated with Trident Capital and was named by Trident Capital as its sole nominee for election to our Board of Directors at the Annual Meeting.

Related Person Transactions

We have an unwritten policy of reviewing financial transactions in which we are a participant and in which a related person has a direct or indirect interest in the transaction involving at least $120,000 in value. For purposes of this policy, related persons include all of our directors and executive officers, any nominee for director, any immediate family member of a director, nominee for director or executive officer of the Company and any holder of more than 5% of our common stock, or an immediate family member of such holder. Generally, the Audit Committee of our Board of Directors has responsibility for reviewing such significant related party transactions. However, our Board of Directors may instead cause a special committee of directors to review such a transaction, provided that no member of the special committee has a direct or indirect interest in the transaction under review. Such a transaction will only be approved if the reviewing committee determines that the transaction is beneficial to the Company and the terms of the transaction are fair to us in light of all circumstances surrounding the transaction.

AUDIT COMMITTEE REPORT
The Audit Committee ("the Committee") of our Board of Directors is comprised of four (4) directors, all of whom are “independent” under the listing standards of The NASDAQ Stock Market. The Board of Directors has determined that all Audit Committee members are financially literate under current NASDAQ Stock Market Rules and each member has financial management expertise. In addition, the Board of Directors has determined that all members are qualified audit committee financial experts as defined in the regulations of the SEC.
The Committee is responsible for the selection of the Company's independent registered public accounting firm, referred to herein as independent accountants. Management is responsible for the Company's internal controls and the financial reporting process; the independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes. In this context, the Committee has met and held discussions with management and the independent accountants. The Committee is also responsible for overseeing messages received on the Company's whistleblower alert line and, in that regard, the chair of the Committee receives notices of all messages along with the general counsel.
The Committee has received from the independent accountants the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") regarding the independent accountant's communications with the Committee concerning independence, has discussed with the accountants their independence and has satisfied itself as to the accountants' independence.
The Committee has discussed with management and the independent accountants the quality and adequacy of the Company's internal controls. The Committee has also reviewed with the independent accountants their audit plans, audit scope and identification of audit risks.
In addition, the Committee has discussed and reviewed with the independent accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent accountants' examination of the consolidated financial statements.
Based upon the Committee's discussion with management and the independent accountants, the Committee's review of the representation of management and the report of the independent registered public accounting firm to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Form 10-K filed with the SEC for the fiscal year ended September 30, 2012.
Members of the Audit Committee:
Chad M. Lindbloom (Chairman)
Thomas G. Hudson
Michael J. Paxton
Karen T. Van Lith

Independent Registered Public Accounting Firm

The Audit Committee has selected Grant Thornton LLP as our independent registered public accounting firm, referred to herein as independent accountants, for the fiscal year ending September 30, 2013. Representatives of Grant Thornton LLP are expected to be present at our Annual Meeting to be held on March 8, 2013. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

Aggregate fees billed by Grant Thornton LLP in connection with the audit of our consolidated financial statements for the years ended September 30, 2012 and 2011 included in our report on Form 10-K, and for review of our quarterly consolidated financial statements included in our reports on Form 10-Q during each year, totaled $193,000 and $168,000, respectively. No leased personnel were utilized by Grant Thornton LLP in connection with any audit services provided to us.

Audit Related Fees

Aggregate fees billed by Grant Thornton LLP for audit related services during the fiscal years ended September 30, 2012 and 2011, totaled $10,000 and $10,000, respectively. Fees in fiscal 2012 and 2011 related to the audit of the Company's 401(k) plan.

Tax Fees

There were no fees billed by Grant Thornton LLP for tax compliance, advisory and/or planning services during the fiscal years ended September 30, 2012 and 2011.

All Other Fees

Aggregate fees billed by Grant Thornton LLP for other products and services during the fiscal years ended September 30, 2012 and 2011, totaled $3,300 and $0 respectively. Fees in fiscal 2012 related to the use of an electronic research tool. There were no fees billed by Grant Thornton LLP during the fiscal years ended September 30, 2012 and 2011, for products and services provided other than those disclosed above.

Auditor Fees Pre-approval Policy

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent accountant to the Company. The policy requires that all services to be provided by Grant Thornton LLP, the Company's independent accountant, including audit services and permitted audit-related and non-audit services in excess of $10,000, must be pre-approved by the Committee. The Committee approved all audit and non-audit services provided by Grant Thornton LLP during fiscal 2012.

EQUITY COMPENSATION PLAN INFORMATION
The Company maintains the 2002 Long-Term Incentive and Stock Option Plan and the 2007 Long-Term Incentive and Stock Option Plan. Set forth below is information as of September 30, 2012, regarding shares that may be issued under the plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders (1)	2,079,370	$2.75	1,107,725
Equity compensation not approved by security holders	—	—	—
Total	2,079,370	$2.75	1,107,725

(1)
The 2007 Plan has an evergreen provision in which the maximum number of shares that may be issued under the 2007 Plan shall be cumulatively increased on January 1, 2008, and on each January 1 thereafter for nine years by the lesser of (i) 500,000 Common Shares, (ii) 3.0% of the Company’s outstanding Common Shares, on an as-converted basis, as of the preceding December 31 and (iii) a number of Common Shares determined by the Board.

PROPOSALS FOR 2014 ANNUAL MEETING
Shareholder proposals intended to be included in our proxy statement and proxy card for our 2014 Annual Meeting be received by us at our principal executive office no later than October 15, 2013, to be considered for inclusion in the proxy statement and proxy card for that meeting.
Pursuant to our bylaws, any other shareholder proposals to be brought before the 2014 Annual Meeting must be received no later than December 8, 2013, and provide the information required under Section 2.11 of our Bylaws.

Table of Contents	APPENDIX A

XRS CORPORATION

ARTICLES OF AMENDMENT
OF
FOURTH AMENDED AND RESTATED
ARTICLES OF INCORPORATION

The undersigned Secretary of XRS Corporation, a Minnesota corporation, hereby certifies that:

1.	The name of the corporation is XRS Corporation (the “Corporation”).

2.	The Corporation's Fourth Amended and Restated Articles of Incorporation are amended and restated in their entirety to read as set forth in Exhibit A attached hereto.

3.	This amendment and restatement was duly adopted pursuant to Chapter 302A of the Minnesota Statutes.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed by its Secretary this __ day of ________ 2013.

XRS CORPORATION

FIFTH AMENDED AND RESTATED ARTICLES OF INCORPORATION

ARTICLE 1

The name of this corporation shall be XRS Corporation (the “Corporation”).

ARTICLE 2

The registered office of this Corporation in the State of Minnesota shall be 965 Prairie Center Drive, Eden Prairie, Minnesota 55344, and the registered agent of this Corporation shall be: none.

ARTICLE 3

3.1 This Corporation shall have the authority to issue an aggregate of one hundred million (100,000,000) shares of Common Stock, $.01 par value per share. Such shares shall be designated as this Corporation's “Common Stock.”

3.2 This Corporation shall have the authority to issue an aggregate of fifty million (50,000,000) shares of Preferred Stock, which may be issued in one or more series as determined from time to time by the Board of Directors. The shares of Preferred Stock of any series authorized for issuance by the Board of Directors shall be senior to the Common Stock with respect to any distribution (as such term is defined in Section 302A.011, Subd. 10, Minnesota Statutes) if so designated by the Board of Directors. The Board of Directors is hereby granted the express authority to fix by resolution any other powers, preferences, rights (including, without limitation, voting rights), qualifications, limitations or restrictions with respect to any particular series of Preferred Stock.

3.3 There shall be no cumulative voting by the holders of the Common Stock.

3.4 The shareholders of this Corporation shall have no preemptive rights to subscribe for or otherwise acquire (i) any new or additional shares of stock of this Corporation of any class whether now authorized or authorized hereafter, or (ii) any options or warrants to purchase, subscribe for or otherwise acquire any such new or additional shares of any class, or any shares, bonds, notes, debentures, or (iii) other securities convertible into or carrying options or warrants to purchase, subscribe for, or otherwise acquire any such new or additional shares of any class.

ARTICLE 4

In addition to, and not by way of limitation, of, the powers granted to the Board of Directors by Chapter 302A, Minnesota Revised Statutes, the Board of Directors of this Corporation shall have the following powers and authority:

4.1 To fix by resolution any designation, power, preference, right, qualification, limitation or restriction with respect to the issuance of any series of the preferred Stock of this Corporation authorized by these Articles of Incorporation.

4.2 To issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits, or conversion of its outstanding shares.

4.3 To fix the terms, provisions and conditions of and to authorize the issuance, sale, pledge or exchange of bonds, debentures, notes, or other evidences of indebtedness of this Corporation.

4.4 To issue authorized securities of this Corporation and rights to acquire such securities and to reserve securities of this Corporation for issuance upon exercise of such rights.

4.5 To adopt, amend or repeal all or any of the Bylaws of this Corporation by the vote of a majority of its members, subject to the power of the shareholders to adopt, amend or repeal such Bylaws.

4.6 As to any member of the Board of Directors, to give advance written consent or opposition to a resolution stating an action to be taken by the Board of Directors. If such member is not present at the meeting at which action is taken upon such resolution, such consent or opposition does not constitute presence for purposes of determining the existence of a quorum, but shall be counted as a vote in favor of or against the resolution and shall be entered in the minutes or other record of action taken by the Board of Directors at the meeting if the resolution acted upon by the Board of Directors at the meeting is substantially the same or has substantially the same effect as the resolution to which the member of the Board of Directors has consented or objected.

4.7 To adopt an indemnity plan and to purchase and maintain insurance for officers, directors, employees and agents against liability asserted against them and incurred in any such capacity or arising out of their status as such, and to enter into contracts for indemnification of such persons, to the fullest extent permissible under the provisions of Chapter 302A, Minnesota Revised Statutes. Except as expressly provided in Section 302A.251, Subd. 4, Minnesota Revised Statutes, a member of the Board of Directors of this Corporation shall have no personal liability to this Corporation or to the shareholders for monetary damages for breach of fiduciary duty as a member of the Board of Directors. Amendment or repeal of this Section 4.7 shall not adversely affect any right of indemnification or limitation of liability of any officer, director, employee or agent with respect to any liability or alleged liability arising out of any act or omission occurring prior to such amendment or repeal.

4.8 To take any action required or permitted to be taken at a meeting of the Board of Directors by written action signed by the number of directors that would be required to take same action at a meeting of the Board of Directors at which all directors were present, including action requiring shareholder approval, provided, that any action taken in writing which requires shareholder approval shall be signed by all directors.

ARTICLE 5

Neither Section 302A.671 of the Minnesota Statutes nor any successor statute thereto shall apply to, or govern in any manner, the Corporation or any control share acquisition of shares of capital stock of the Corporation or limit in any respect the voting or other rights of any existing or future shareholder of the Corporation or entitle the Corporation or its shareholders to any redemption or other rights with respect to outstanding capital stock of the Corporation that the Corporation or its shareholders would not have in the absence of Section 302A.671 of the Minnesota Statutes or any successor statute thereto.

CERTIFICATE OF DESIGNATION
OF PREFERENCES OF SERIES B PREFERRED STOCK
OF
XRS CORPORATION,
a Minnesota Corporation

1. Designation. The series of Preferred Stock of the Corporation shall be designated as “Series B Preferred Stock.”

2. Authorized Number. The number of shares constituting the Series B Preferred Stock shall be Three Million (3,000,000) shares. The Board of Directors is authorized to decrease the number of shares of any series of preferred stock prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3. Dividend Rights. The holders of the Series B Preferred Stock shall be entitled to receive, out of any assets of the Corporation legally available therefor, cumulative dividends at the rate of four percent (4%) of the Original Issue Price (as defined below) per annum on each outstanding share of Series B Preferred Stock (the “Preferred Dividend”). Such Preferred Dividend shall be paid semi-annually on the last business day of May and November of each year in cash or, at the election of holders of at least sixty percent (60%) of the Series B Preferred Stock then outstanding as of twenty (20) business days prior to the date of payment, in shares of Series B Preferred Stock. The aggregate number of shares of Series B Preferred Stock so payable to any holder upon such election to receive dividends in kind shall be equal to the aggregate amount of such Preferred Dividend payable to such holder divided by the Conversion Price (as defined below), with any fractions of a share to be issued rounded to the nearest whole share. The Board of Directors shall not pay any dividend to the holders of any other capital stock of the Corporation, other than a Senior Preferred Dividend, unless and until it has paid the Preferred Dividend on the shares of Series B Preferred Stock to the holders of the Series B Preferred Stock. “Senior Preferred Dividend” as used in this Certificate of Designation means any dividend paid on any class or series of stock of the Corporation hereafter authorized that has priority or preference over the Preferred Dividend. In addition, in the event dividends are paid on any other capital stock of the Corporation other than Dividend Senior Stock, the Corporation shall pay an additional dividend on all outstanding shares of Series B Preferred Stock (on an as-if-converted to Common Stock basis) in an amount per share equal to the maximum amount paid or set aside for any such other share of capital stock (on an as-if-converted to Common Stock basis). “Dividend Senior Stock” as used in this Certificate of Designation means any class or series of stock of the Corporation hereafter authorized that has priority or preference over the Series B Preferred Stock with respect to the payment of dividends (other than the Preferred Dividend).

4. Liquidation Preference.

(A) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a “Liquidation Event”), the holders of the Series B Preferred Stock shall be entitled to receive, after the satisfaction in full of the liquidation preference of holders of any Liquidation Senior Stock, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of any Liquidation Junior Stock, and pari passu with the satisfaction of the liquidation preference of holders of any Liquidation Parity Stock, an amount per share equal to the Original Issue Price of the Series B Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus all accrued or declared but unpaid dividends on each share of Series B Preferred Stock then held by such holder. If upon the occurrence of such Liquidation Event, the remaining assets and funds of the Corporation available for distribution among the holders of Series B Preferred Stock and the holders of any Liquidation Parity Stock shall be insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, then the entire remaining assets and funds of the Corporation legally available for distribution to such holders shall be distributed among such holders in proportion to the full preferential amount each such holder is otherwise entitled to receive.

(B) As used in this Certificate of Designation:

(i) “Liquidation Senior Stock” means the Series F Preferred Stock, the Series G Preferred Stock, and any other class or series of stock of the Corporation hereafter authorized that has priority or preference over the Series B Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) “Liquidation Junior Stock” means the Common Stock, the Series C Preferred Stock, the Series D Preferred Stock, and any other class or series of stock of the Corporation hereafter authorized with respect to which the Series B Preferred Stock has priority or preference in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; and

(iii) “Liquidation Parity Stock” means any class or series of stock of the Corporation hereafter authorized that ranks equally with the Series B Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

(C) Notwithstanding subparagraph (A) above, solely for purposes of determining the amount each holder of shares of Series B Preferred Stock is entitled to receive with respect to a Liquidation Event, the holder of shares of Series B Preferred Stock shall be treated as if such holder had converted such holder's shares of Series B Preferred Stock into shares of Common Stock immediately prior to the closing of the Liquidation Event if it is determined that, as a result of an actual conversion of such Series B Preferred Stock (including taking into account the operation of this subparagraph (C)), each holder of Series B Preferred Stock would receive (with respect to the shares Series B Preferred Stock), in the aggregate, an amount greater than the amount that would be distributed to holders of Series B Preferred Stock (with respect to the shares of Series B Preferred Stock) if such holders had not converted such Series B Preferred Stock into shares of Common Stock. If holders of any Series B Preferred Stock are treated as if they had converted shares of Series B Preferred Stock into Common Stock pursuant to this paragraph, then such holders shall not be entitled to receive any distribution pursuant to Section 4(A) that would otherwise be made to such holders.

(D) For purposes of this Section 4, unless waived in writing by holders of a majority of the outstanding shares of either the Series B Preferred Stock or any class or series of Liquidation Senior Stock with respect to the Series B Preferred Stock, a Change in Control shall be deemed to be a Liquidation Event and shall entitle the holders of Series B Preferred Stock to receive proceeds from such Liquidation Event (including payments at closing, and at each date after the closing on which additional amounts are paid to stockholders of the Corporation as a result of the Liquidation Event) in cash, securities or other property (valued as provided in Section 4(E) below) in the amount specified in this Section 4. Unless waived in writing by holders of a majority of the outstanding shares of either the Series B Preferred Stock or any class or series of Liquidation Senior Stock with respect to the Series B Preferred Stock, a “Change in Control” shall be deemed to occur if any of the following occur: (i) any “person” or “group” (each as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acquires or becomes a “beneficial owner” (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to vote generally in the election of directors (“Voting Securities”); (ii) a reorganization, merger or consolidation of the Corporation or a statutory exchange of outstanding Voting Securities of the Corporation, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners of Voting Securities of the Corporation immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities of the Corporation; or (iii) (x) a complete liquidation or dissolution of the Corporation or (y) the sale or other disposition, directly or indirectly, of all or substantially all of the assets of the Corporation, in one or a series of transactions.

(E) Whenever the distribution provided for in this Section 4 shall be payable in securities or property other than cash, the value of such distribution shall be as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability:

(A) If traded on a securities exchange (which shall include the Nasdaq Stock Market), the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

(B) If traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three (3) days prior to the closing; and

(C) If there is no public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

5. Redemption. In accordance with this Section 5, the Series B Preferred Stock shall be redeemable by paying in cash in exchange for each share of Series B Preferred Stock a sum equal to the Original Issue Price (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the first issuance of shares of Series B Preferred Stock), plus accrued and unpaid dividends with respect to such share (the “Redemption Price”). The total amount to be paid for the shares of the redeemed Series B Preferred Stock is hereinafter referred to as the “Total Redemption Price.”

(A) Election to Redeem Series B Preferred Stock. The Series B Preferred Stock may be redeemed in any of the following ways:

(i) Optional Redemption by the Corporation. The Corporation shall have the right, in its sole discretion, to redeem all (but not less than all) of the outstanding Series B Preferred Stock at any time after the date five (5) years after the first issuance of shares of Series B Preferred Stock (the “Maturity Date”), provided that the Optional Redemption Conditions (as defined below) shall have been met. The Corporation shall deliver a notice of the Corporation's intention to redeem the outstanding shares of Series B Preferred Stock (the “Optional Redemption Notice”) on a date, not earlier than the Maturity Date (the “Optional Redemption Date”); provided, however, that such Optional Redemption Notice shall not be given less than sixty (60) days, nor more than ninety (90) days, prior to the Optional Redemption Date. In addition to specifying the Optional Redemption Date, the Optional Redemption Notice shall specify the place at which such holders may obtain payment of their respective portions of the Total Redemption Price (as defined below) upon surrender of their share certificates, and shall contain a certification by the Chief Executive Officer or Chief Financial Officer of the Corporation stating that the Corporation's Common Stock price has traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the seventy (70) consecutive trading days immediately preceding the date the Optional Redemption Notice is delivered. The Corporation shall effect such redemption on the Optional Redemption Date by paying the Redemption Price in exchange for each share of Series B Preferred Stock. Notwithstanding the foregoing, the Corporation shall only be permitted to effect an optional redemption of the Preferred Stock under this Section 5(A)(i) if the following conditions (the “Optional Redemption Conditions”) shall have been met: (w) the Corporation's Common Stock price shall have traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the seventy (70) consecutive trading days immediately preceding the date the Optional Redemption Notice is delivered, (x) the Corporation's Common Stock price shall have traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the twenty (20) consecutive trading days immediately preceding the Optional Redemption Date, (y) either (1) a registration statement shall then be in effect under the Securities Act of 1933, as amended (the “Securities Act”), with respect to all shares of Common Stock issuable on conversion of the Series B Preferred Stock then outstanding, and all such shares of Common Stock shall then be saleable into the public market by the holders therefor pursuant to such registration statement and without any other restriction under applicable securities laws (other than notice requirements and volume limitations provided under Rule 144 of the Securities Act, if applicable due to status as an affiliate of the Corporation) or (2) all shares of outstanding Series B Preferred Stock (and shares of Common Stock issued or issuable upon conversion of such Series B Preferred Stock) can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) under the Securities Act and an opinion of legal counsel to the Corporation delivered to such holders of Series B Preferred Stock to such effect; and (z) the Corporation has sufficient funds legally available to redeem all shares to be redeemed at the Optional Redemption Date. Notwithstanding the above, any holder of Series B Preferred Stock may convert such shares into Common Stock pursuant to Section 6(A) prior to the date immediately preceding the Optional Redemption Date.

(ii) At the Request of the Holders:

(1) The holders of sixty percent (60%) of the Series B Preferred Stock may, by written notice to the Corporation (the “Election Notice”), require the Corporation to redeem the outstanding shares of Series B Preferred Stock at any time following the first to occur of: (a) the Maturity Date (as defined in Section 5(A)(i)), (b) the delivery of an Acceleration Event Notice (as defined below) or (c) a Change in Control (unless waived in accordance with Section 4(D)). Any such Election Notice shall specify a date upon which such redemption shall occur (the “Redemption Date”); provided, however, that if the redemption is related to the passing of the Maturity Date or a Change in Control, then (i) the Election Notice shall be given not less than sixty (60) days nor more than ninety (90) days prior to the requested Redemption Date, and (ii) at least thirty (30) days but not more than sixty (60) days prior to the Redemption Date the Corporation shall send a notice (a “Redemption Notice”) to all holders of Series B Preferred Stock setting forth (A) the Redemption Date, (B) the Redemption Price for the shares of Series B Preferred Stock to be redeemed, and (C) the place at which such holders may obtain payment of their respective portions of the Total Redemption Price upon surrender of their share certificates.

If redemption is being sought in connection with an Acceleration Event, the Corporation shall set the Redemption Date on a date as soon as practicable following the occurrence of the Acceleration Event, and shall send the Redemption Notice to all holders of Series B Preferred Stock as far as practicable in advance of the Redemption Date. The Corporation shall effect such redemption on the Redemption Date by paying the Redemption Price in exchange for each share of Series B Preferred Stock.

(2) Notwithstanding the foregoing, the Corporation may decline to redeem any or all of the Series B Preferred Stock (provided that any redemption in part shall be pro rata across holders) and in such case, the Preferred Dividend described in Section 3 shall increase from four percent (4%) per annum to ten percent (10%) per annum and shall be compounded semi-annually from the date of the Election Notice.

(3) Notwithstanding the above, any holder of Series B Preferred Stock may convert such shares into Common Stock pursuant to Section 6(A) prior to the date immediately preceding the Redemption Date.

(4) For purposes of this Section 5(A)(ii), an “Acceleration Event” shall consist of (i) any judgment against the Corporation in excess of $10,000,000 unless such judgment is stayed within sixty (60) days of the date of such judgment; (ii) any event of default under any indebtedness of the Corporation that causes $10,000,000 or more of such indebtedness to accelerate; or (iii) an event of bankruptcy, an assignment for the benefit of creditors or similar event. The Corporation shall, on the date an Acceleration Event occurs, or as soon as reasonably practicable thereafter (but in no event later than five (5) days following the date of an Acceleration Event), provide a written notice to all holders of Series B Preferred Stock with a description of the facts giving rise to the Acceleration Event (the “Acceleration Event Notice”).

(B) Method of Redemption.

(i) On or prior to the Redemption Date or Optional Redemption Date, as applicable, the Corporation shall deposit the Total Redemption Price of the shares to be redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000, as a trust fund (an “Eligible Institution”), with irrevocable instructions and authority to the Eligible Institution to pay, on and after the Redemption Date or Optional Redemption Date, as applicable, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. Any money deposited by the Corporation pursuant to this Section 5(B) for the redemption of shares thereafter converted into shares of Common Stock pursuant to Section 6 hereof prior to the Redemption Date or Optional Redemption Date, as applicable, shall be returned to the Corporation forthwith upon such conversion. The balance of any funds deposited by the Corporation pursuant to this Section 5(B) remaining unclaimed at the expiration of one (1) year following the Redemption Date or Optional Redemption Date, as applicable, shall be returned to the Corporation promptly upon its written request, and each holder of Series B Preferred Stock shall thereafter look only to the Corporation for payment of the Redemption Price.

(ii) Each holder of shares of Series B Preferred Stock to be redeemed shall surrender such holder's certificates representing such shares to the Corporation in the manner and at the place designated in the Redemption Notice or Optional Redemption Notice, as applicable, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after the Redemption Date or Optional Redemption Date, as applicable, unless there shall have been a default in payment of the Redemption Price or the Corporation is unable to pay the Total Redemption Price, all rights of the holder of such shares as holder of Series B Preferred Stock (except the right to receive the Redemption Price per share without interest upon surrender of their certificates), shall cease and terminate with respect to such shares; provided that in the event that any shares of Series B Preferred Stock are not redeemed due to a default in payment by the Corporation, due to the election by the Corporation not to effect the redemption, pursuant to Section 5(A)(ii)(2), or because the Corporation does not have sufficient legally available funds, such shares of Series B Preferred Stock shall remain outstanding and shall be entitled to all of the rights and preferences provided herein until redeemed or converted.

(C) Limitation on Redemption. Notwithstanding anything herein to the contrary, the Corporation shall not redeem any shares of Series B Preferred Stock unless either (i) no shares of Liquidation Senior Stock remain outstanding, or (ii) all shares of Liquidation Senior Stock are redeemed prior to or simultaneously with such shares of Series B Preferred Stock.

6. Conversion. The holders of Series B Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(A) Right to Convert. Each share of Series B Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price of such Series B Preferred Stock by the Conversion Price at the time in effect for shares of Series B Preferred Stock. The “Original Issue Price” per share of Series B Preferred Stock is $2.54. The “Conversion Price” per share of Series B Preferred Stock initially shall be $2.54, subject to adjustment from time to time as provided below.

(B) Mechanics of Conversion. Before any holder of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series B Preferred Stock, and shall give written notice by confirmed facsimile or by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock (or uncertificated shares of Common Stock represented by book-entry) are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver to the address of record of such holder of Series B Preferred Stock (or such other address as the holder shall designate in writing in the notice to the Corporation of the election to convert), or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock, or evidence of shares issued in book-entry form representing the number of shares of Common Stock, to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(C) Adjustments to Conversion Ratio for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that this Corporation at any time or from time to time after the initial issue date of the Series B Preferred Stock shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price per share of Series B Preferred Stock then in effect shall be proportionately decreased or increased, as appropriate; provided that the Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of authorized, unissued and unreserved shares of Common Stock a sufficient number of shares of Common Stock to be available for full conversion of the Series B Preferred Stock at the new Conversion Price. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(D) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Series B Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(C) above or a Change in Control that is treated as a Liquidation Event under Section 4 above), the number of shares of such other class or classes of stock into which the Series B Preferred Stock shall be convertible shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series B Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series B Preferred Stock immediately before that change; provided that the Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of authorized, unissued and unreserved shares of the other class or classes of stock into which such Common Stock has changed a sufficient number of shares of stock of such class or classes to be available for full conversion of the Series B Preferred Stock.

(E) Rights Offerings. In the event the Corporation shall grant or shall have granted as of the date of the filing of this Certificate of Designation any rights to subscribe for, or any rights or options to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called “Convertible Securities”), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, which rights or options do not result in any adjustment to the number of shares of Common Stock or other classes of stock into which the Series B Preferred Stock can be converted under either Section 6(C) or Section 6(D) above, then the Corporation shall distribute such rights or options to the holders of Series B Preferred Stock as though they were holders, at the time of such distribution, of that number of shares of Common Stock into which the shares of Series B Preferred Stock held by each holder could then be converted.

(F) No Impairment. This Corporation will not, by amendment of its certificate or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred Stock against impairment.

(G) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon conversion of the Series B Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the number of shares of Common Stock into which the Series B Preferred Stock can be converted pursuant to this Section 6, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price per share of Series B Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred Stock.

(H) Notice of Record Date. In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series B Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(I) Reservation of Stock Issuable upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock (or other security into which the Common Stock shall have been changed) solely for the purpose of effecting the conversion of the Series B Preferred Stock such number of its shares of Common Stock (or other security) as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock (or other security) shall not be sufficient to effect the conversion of all the then outstanding Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series B Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other security) to such number of shares as shall be sufficient for such purposes.

(J) Notices. Any notice required by the provisions of this Section 6 to be given to the holders of Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at the holder's address appearing on the books of this Corporation.

7. Voting Rights. Except as otherwise provided herein or by law, each holder of shares of Series B Preferred Stock shall be entitled to vote with the holders of Common Stock on an as-converted basis as a single class with such shares of Common Stock and such other shares of capital stock that vote with shares of Common Stock on all matters presented for stockholder vote and shall be entitled to notice of any stockholder's meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the conversion of Series B Preferred Stock into Common Stock (in the case of each holder, after aggregating all fractional shares held by such holder into the maximum number of whole shares) shall be rounded to the nearest whole number (with one-half being rounded upward).

8. Right to Nominate and Elect Directors. Notwithstanding anything to the contrary in the foregoing provisions, for so long as at least 325,000 shares of Series B Preferred Stock remain outstanding (subject to adjustment for any stock split, reverse stock split or similar event affecting the Series B Preferred Stock after the filing date hereof) the holders of a majority of the outstanding shares of Series B Preferred Stock, voting as a separate class, shall be entitled to nominate and elect two (2) members of the Board of Directors of the Corporation at each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors, and to remove from office such directors and to fill any vacancy caused by the resignation, death or removal of such directors. In the event that the Board of Directors of the Corporation consists of seven (7) or fewer members, then one of the two nominees of the holders must be a person not affiliated with the holders who is acceptable (in the exercise of reasonable discretion) to the members of the Board of Directors.

9. Status of Converted or Redeemed Stock. In the event any Series B Preferred Stock shall be converted pursuant to Section 6 hereof, redeemed pursuant to Section 5 hereof, or returned to the Corporation in exchange for any other capital stock of the Corporation, the shares so converted, redeemed or exchanged shall be promptly cancelled after the conversion, redemption or exchange thereof. All such shares shall upon their cancellation, redemption or exchange become authorized but unissued shares of Preferred Stock and may be released as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

CERTIFICATE OF DESIGNATION
OF PREFERENCES OF SERIES C PREFERRED STOCK
OF
XRS CORPORATION,
a Minnesota Corporation

1. Designation. The series of Preferred Stock of the Corporation shall be designated as “Series C Preferred Stock.”

2. Authorized Number. The number of shares constituting the Series C Preferred Stock shall be One Million Four Hundred Thousand (1,400,000) shares. The Board of Directors is authorized to decrease the number of shares of any series of preferred stock prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3. Dividend Rights. In the event dividends (other than the “Preferred Dividend” as defined in Section 3 of the Corporation's Certificate of Designation of Preferences of Series B Preferred Stock) are paid on any other capital stock of the Corporation other than Dividend Senior Stock, the Corporation shall pay a dividend on all outstanding shares of Series C Preferred Stock (on an as-if-converted to Common Stock basis) in an amount per share equal to the maximum amount paid or set aside for any such other share of capital stock (on an as-if-converted to Common Stock basis). “Dividend Senior Stock” as used in this Certificate of Designation means any class or series of stock of the Corporation hereafter authorized that has priority or preference over the Series C Preferred Stock with respect to the payment of dividends.

4. Liquidation Preference.

(A) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a “Liquidation Event”), the holders of the Series C Preferred Stock shall be entitled to receive, after the satisfaction in full of the liquidation preference of holders of any Liquidation Senior Stock, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of any Liquidation Junior Stock, and pari passu with the satisfaction of the liquidation preference of holders of any Liquidation Parity Stock, an amount per share equal to the Original Issue Price of the Series C Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus all accrued or declared but unpaid dividends on each share of Series C Preferred Stock then held by such holder. If upon the occurrence of such Liquidation Event, the remaining assets and funds of the Corporation available for distribution among the holders of Series C Preferred Stock and the holders of any Liquidation Parity Stock shall be insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, then the entire remaining assets and funds of the Corporation legally available for distribution to such holders shall be distributed among such holders in proportion to the full preferential amount each such holder is otherwise entitled to receive.

(B) As used in this Certificate of Designation:

(i) “Liquidation Senior Stock” means the Series B Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, and any other class or series of stock of the Corporation hereafter authorized that has priority or preference over the Series C Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) “Liquidation Junior Stock” means the Common Stock, the Series D Preferred Stock, and any other class or series of stock of the Corporation hereafter authorized with respect to which the Series C Preferred Stock has priority or preference in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; and

(iii) “Liquidation Parity Stock” means any class or series of stock of the Corporation hereafter authorized that ranks equally with the Series C Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

(C) Notwithstanding subparagraph (A) above, solely for purposes of determining the amount each holder of shares of Series C Preferred Stock is entitled to receive with respect to a Liquidation Event, the holder of shares of Series C Preferred Stock shall be treated as if such holder had converted such holder's shares of Series C Preferred Stock into shares of Common Stock immediately prior to the closing of the Liquidation Event if it is determined that, as a result of an actual conversion of such Series C Preferred Stock (including taking into account the operation of this subparagraph (C)), each holder of Series C Preferred Stock would receive (with respect to the shares Series C Preferred Stock), in the aggregate, an amount greater than the amount that would be distributed to holders of Series C Preferred Stock (with respect to the shares of Series C Preferred Stock) if such holders had not converted such Series C Preferred Stock into shares of Common Stock. If holders of any Series C Preferred Stock are treated as if they had converted shares of Series C Preferred Stock into Common Stock pursuant to this paragraph, then such holders shall not be entitled to receive any distribution pursuant to Section 4(A) that would otherwise be made to such holders.

(D) For purposes of this Section 4, unless waived in writing by holders of a majority of the outstanding shares of either the Series C Preferred Stock or any class or series of Liquidation Senior Stock with respect to the Series C Preferred Stock, a Change in Control shall be deemed to be a Liquidation Event and shall entitle the holders of Series C Preferred Stock to receive proceeds from such Liquidation Event (including payments at closing, and at each date after the closing on which additional amounts are paid to stockholders of the Corporation as a result of the Liquidation Event) in cash, securities or other property (valued as provided in Section 4(E) below) in the amount specified in this Section 4. Unless waived in writing by holders of a majority of the outstanding shares of either the Series C Preferred Stock or any class or series of Liquidation Senior Stock with respect to the Series C Preferred Stock, a “Change in Control” shall be deemed to occur if any of the following occur: (i) any “person” or “group” (each as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acquires or becomes a “beneficial owner” (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to vote generally in the election of directors (“Voting Securities”); (ii) a reorganization, merger or consolidation of the Corporation or a statutory exchange of outstanding Voting Securities of the Corporation, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners of Voting Securities of the Corporation immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities of the Corporation; or (iii) (x) a complete liquidation or dissolution of the Corporation or (y) the sale or other disposition, directly or indirectly, of all or substantially all of the assets of the Corporation, in one or a series of transactions.

(E) Whenever the distribution provided for in this Section 4 shall be payable in securities or property other than cash, the value of such distribution shall be as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability:

(A) If traded on a securities exchange (which shall include the Nasdaq Stock Market), the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

(B) If traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three (3) days prior to the closing; and

(C) If there is no public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

5. Redemption. In accordance with this Section 5, the Series C Preferred Stock shall be redeemable by paying in cash in exchange for each share of Series C Preferred Stock a sum equal to the Original Issue Price (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the first issuance of shares of Series C Preferred Stock), plus accrued and unpaid dividends with respect to such share (the “Redemption Price”). The total amount to be paid for the shares of the redeemed Series C Preferred Stock is hereinafter referred to as the “Total Redemption Price.”

(A) Election to Redeem Series C Preferred Stock. The Series C Preferred Stock may be redeemed in any of the following ways:

(i) Optional Redemption by the Corporation. The Corporation shall have the right, in its sole discretion, to redeem all (but not less than all) of the outstanding Series C Preferred Stock at any time after the date five (5) years after the first issuance of shares of Series C Preferred Stock (the “Maturity Date”), provided that the Optional Redemption Conditions (as defined below) shall have been met. The Corporation shall deliver a notice of the Corporation's intention to redeem the outstanding shares of Series C Preferred Stock (the “Optional Redemption Notice”) on a date, not earlier than the Maturity Date (the “Optional Redemption Date”); provided, however, that such Optional Redemption Notice shall not be given less than sixty (60) days, nor more than ninety (90) days, prior to the Optional Redemption Date. In addition to specifying the Optional Redemption Date, the Optional Redemption Notice shall specify the place at which such holders may obtain payment of their respective portions of the Total Redemption Price (as defined below) upon surrender of their share certificates, and shall contain a certification by the Chief Executive Officer or Chief Financial Officer of the Corporation stating that the Corporation's Common Stock price has traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the seventy (70) consecutive trading days immediately preceding the date the Optional Redemption Notice is delivered. The Corporation shall effect such redemption on the Optional Redemption Date by paying the Redemption Price in exchange for each share of Series C Preferred Stock. Notwithstanding the foregoing, the Corporation shall only be permitted to effect an optional redemption of the Preferred Stock under this Section 5(A)(i) if the following conditions (the “Optional Redemption Conditions”) shall have been met: (w) the Corporation's Common Stock price shall have traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the seventy (70) consecutive trading days immediately preceding the date the Optional Redemption Notice is delivered, (x) the Corporation's Common Stock price shall have traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the twenty (20) consecutive trading days immediately preceding the Optional Redemption Date, (y) either (1) a registration statement shall then be in effect under the Securities Act of 1933, as amended (the “Securities Act”), with respect to all shares of Common Stock issuable on conversion of the Series C Preferred Stock then outstanding, and all such shares of Common Stock shall then be saleable into the public market by the holders therefor pursuant to such registration statement and without any other restriction under applicable securities laws (other than notice requirements and volume limitations provided under Rule 144 of the Securities Act, if applicable due to status as an affiliate of the Corporation) or (2) all shares of outstanding Series C Preferred Stock (and shares of Common Stock issued or issuable upon conversion of such Series C Preferred Stock) can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) under the Securities Act and an opinion of legal counsel to the Corporation delivered to such holders of Series C Preferred Stock to such effect; and (z) the Corporation has sufficient funds legally available to redeem all shares to be redeemed at the Optional Redemption Date. Notwithstanding the above, any holder of Series C Preferred Stock may convert such shares into Common Stock pursuant to Section 6(A) prior to the date immediately preceding the Optional Redemption Date.

(ii) At the Request of the Holders:

(1) The holders of sixty percent (60%) of the Series C Preferred Stock may, by written notice to the Corporation (the “Election Notice”), require the Corporation to redeem the outstanding shares of Series C Preferred Stock at any time following the first to occur of: (a) the Maturity Date (as defined in Section 5(A)(i)), (b) the delivery of an Acceleration Event Notice (as defined below) or (c) a Change in Control (unless waived in accordance with Section 4(D)). Any such Election Notice shall specify a date upon which such redemption shall occur (the “Redemption Date”); provided, however, that if the redemption is related to the passing of the Maturity Date or a Change in Control, then (i) the Election Notice shall be given not less than sixty (60) days nor more than ninety (90) days prior to the requested Redemption Date, and (ii) at least thirty (30) days but not more than sixty (60) days prior to the Redemption Date the Corporation shall send a notice (a “Redemption Notice”) to all holders of Series C Preferred Stock setting forth (A) the Redemption Date, (B) the Redemption Price for the shares of Series C Preferred Stock to be redeemed, and (C) the place at which such holders may obtain payment of their respective portions of the Total Redemption Price upon surrender of their share certificates. If redemption is being sought in connection with an Acceleration Event, the Corporation shall set the Redemption Date on a date as soon as practicable following the occurrence of the Acceleration Event, and shall send the Redemption Notice to all holders of Series C Preferred Stock as far as practicable in advance of the Redemption Date. The Corporation shall effect such redemption on the Redemption Date by paying the Redemption Price in exchange for each share of Series C Preferred Stock.

(2) Notwithstanding the foregoing, the Corporation may decline to redeem any or all of the Series C Preferred Stock (provided that any redemption in part shall be pro rata across holders) and in such case, the Series C Preferred Stock shall bear cumulative dividends at the rate of four percent (4%) of the Original Issue Price per annum on each outstanding share of Series C Preferred Stock (the “Preferred Dividend”) from the date of the Election Notice. Such Preferred Dividend shall be paid semi-annually on the last business day of May and November of each year in cash. The Board of Directors shall not pay any dividend to the holders of any other capital stock of the Corporation except Dividend Senior Stock and the “Preferred Dividend” as defined in Section 3 of the Corporation's Certificate of Designation of Preferences of Series B Preferred Stock, unless and until it has paid the Preferred Dividend on the shares of Series C Preferred Stock to the holders of the Series C Preferred Stock.

(3) Notwithstanding the above, any holder of Series C Preferred Stock may convert such shares into Common Stock pursuant to Section 6(A) prior to the date immediately preceding the Redemption Date.

(4) For purposes of this Section 5(A)(ii), an “Acceleration Event” shall consist of (i) any judgment against the Corporation in excess of $10,000,000 unless such judgment is stayed within sixty (60) days of the date of such judgment; (ii) any event of default under any indebtedness of the Corporation that causes $10,000,000 or more of such indebtedness to accelerate; or (iii) an event of bankruptcy, an assignment for the benefit of creditors or similar event. The Corporation shall, on the date an Acceleration Event occurs, or as soon as reasonably practicable thereafter (but in no event later than five (5) days following the date of an Acceleration Event), provide a written notice to all holders of Series C Preferred Stock with a description of the facts giving rise to the Acceleration Event (the “Acceleration Event Notice”).

(B) Method of Redemption.

(i) On or prior to the Redemption Date or Optional Redemption Date, as applicable, the Corporation shall deposit the Total Redemption Price of the shares to be redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000, as a trust fund (an “Eligible Institution”), with irrevocable instructions and authority to the Eligible Institution to pay, on and after the Redemption Date or Optional Redemption Date, as applicable, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. Any money deposited by the Corporation pursuant to this Section 5(B) for the redemption of shares thereafter converted into shares of Common Stock pursuant to Section 6 hereof prior to the Redemption Date or Optional Redemption Date, as applicable, shall be returned to the Corporation forthwith upon such conversion. The balance of any funds deposited by the Corporation pursuant to this Section 5(B) remaining unclaimed at the expiration of one (1) year following the Redemption Date or Optional Redemption Date, as applicable, shall be returned to the Corporation promptly upon its written request, and each holder of Series C Preferred Stock shall thereafter look only to the Corporation for payment of the Redemption Price.

(ii) Each holder of shares of Series C Preferred Stock to be redeemed shall surrender such holder's certificates representing such shares to the Corporation in the manner and at the place designated in the Redemption Notice or Optional Redemption Notice, as applicable, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates of the owner thereof and each surrendered certificate shall be canceled. From and after the Redemption Date or Optional Redemption Date, as applicable, unless there shall have been a default in payment of the Redemption Price or the Corporation is unable to pay the Total Redemption Price, all rights of the holder of such shares as holder of Series C Preferred Stock (except the right to receive the Redemption Price per share without interest upon surrender of their certificates), shall cease and terminate with respect to such shares; provided that in the event that any shares of Series C Preferred Stock are not redeemed due to a default in payment by the Corporation, due to the election by the Corporation not to effect the redemption, pursuant to Section 5(A)(ii)(2), or because the Corporation does not have sufficient legally available funds, such shares of Series C Preferred Stock shall remain outstanding and shall be entitled to all of the rights and preferences provided herein until redeemed or converted.

(C) Limitation on Redemption. Notwithstanding anything herein to the contrary, the Corporation shall not redeem any shares of Series C Preferred Stock unless either (i) no shares of Liquidation Senior Stock remain outstanding, or (ii) all shares of Liquidation Senior Stock are redeemed prior to or simultaneously with such shares of Series C Preferred Stock.

6. Conversion. The holders of Series C Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(A) Right to Convert. Each share of Series C Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price of such Series C Preferred Stock by the Conversion Price at the time in effect for shares of Series C Preferred Stock. The “Original Issue Price” per share of Series C Preferred Stock is $3.94. The “Conversion Price” per share of Series C Preferred Stock initially shall be $3.94, subject to adjustment from time to time as provided below.

(B) Mechanics of Conversion. Before any holder of Series C Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series C Preferred Stock, and shall give written notice by confirmed facsimile or by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock (or uncertificated shares of Common Stock represented by book-entry) are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver to the address of record of such holder of Series C Preferred Stock (or such other address as the holder shall designate in writing in the notice to the Corporation of the election to convert), or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock, or evidence of shares issued in book-entry form representing the number of shares of Common Stock, to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Series C Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(C) Adjustments to Conversion Ratio for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that this Corporation at any time or from time to time after the initial issue date of the Series C Preferred Stock shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price per share of Series C Preferred Stock then in effect shall be proportionately decreased or increased, as appropriate; provided that the Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of authorized, unissued and unreserved shares of Common Stock a sufficient number of shares of Common Stock to be available for full conversion of the Series C Preferred Stock at the new Conversion Price. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(D) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Series C Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(C) above or a Change in Control that is treated as a Liquidation Event under Section 4 above), the number of shares of such other class or classes of stock into which the Series C Preferred Stock shall be convertible shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series C Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series C Preferred Stock immediately before that change; provided that the Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of authorized, unissued and unreserved shares of the other class or classes of stock into which such Common Stock has changed a sufficient number of shares of stock of such class or classes to be available for full conversion of the Series C Preferred Stock.

(E) Rights Offerings. In the event the Corporation shall grant or shall have granted as of the date of the filing of this Certificate of Designation any rights to subscribe for, or any rights or options to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called “Convertible Securities”), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, which rights or options do not result in any adjustment to the number of shares of Common Stock or other classes of stock into which the Series C Preferred Stock can be converted under either Section 6(C) or Section 6(D) above, then the Corporation shall distribute such rights or options to the holders of Series C Preferred Stock as though they were holders, at the time of such distribution, of that number of shares of Common Stock into which the shares of Series C Preferred Stock held by each holder could then be converted.

(F) No Impairment. This Corporation will not, by amendment of its certificate or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C Preferred Stock against impairment.

(G) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon conversion of the Series C Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the number of shares of Common Stock into which the Series C Preferred Stock can be converted pursuant to this Section 6, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price per share of Series C Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series C Preferred Stock.

(H) Notice of Record Date. In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series C Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(I) Reservation of Stock Issuable upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock (or other security into which the Common Stock shall have been changed) solely for the purpose of effecting the conversion of the Series C Preferred Stock such number of its shares of Common Stock (or other security) as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock (or other security) shall not be sufficient to effect the conversion of all the then outstanding Series C Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series C Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other security) to such number of shares as shall be sufficient for such purposes.

(J) Notices. Any notice required by the provisions of this Section 6 to be given to the holders of Series C Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at the holder's address appearing on the books of this Corporation.

7. Voting Rights. Except as otherwise provided herein or by law, each holder of shares of Series C Preferred Stock shall be entitled to vote with the holders of Common Stock on an as-converted basis as a single class with such shares of Common Stock and such other shares of capital stock that vote with shares of Common Stock on all matters presented for stockholder vote and shall be entitled to notice of any stockholder's meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the conversion of Series C Preferred Stock into Common Stock (in the case of each holder, after aggregating all fractional shares held by such holder into the maximum number of whole shares) shall be rounded to the nearest whole number (with one-half being rounded upward).

8. Protective Provision. For so long as any shares of Series C Preferred Stock remain outstanding, the Corporation shall not take any action to increase the authorized number of shares of Series C Preferred Stock without the written consent of holders of not less than 60% of the outstanding shares of Series C Preferred Stock.

9. Status of Converted or Redeemed Stock. In the event any Series C Preferred Stock shall be converted pursuant to Section 6 hereof, redeemed pursuant to Section 5 hereof, or returned to the Corporation in exchange for any other capital stock of the Corporation, the shares so converted, redeemed or exchanged shall be promptly cancelled after the conversion, redemption or exchange thereof. All such shares shall upon their cancellation, redemption or exchange become authorized but unissued shares of Preferred Stock and may be released as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

CERTIFICATE OF DESIGNATION
OF PREFERENCES OF SERIES D PREFERRED STOCK
OF
XRS CORPORATION,
a Minnesota Corporation

1. Designation. The series of Preferred Stock of the Corporation shall be designated as “Series D Preferred Stock.”

2. Authorized Number. The number of shares constituting the Series D Preferred Stock shall be One Million Six Hundred Thousand (1,600,000) shares. The Board of Directors is authorized to decrease the number of shares of any series of preferred stock prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3. Dividend Rights. In the event dividends (other than the “Preferred Dividend” as defined in Section 3 of the Corporation's Certificate of Designation of Preferences of Series B Preferred Stock) are paid on any other capital stock of the Corporation other than Dividend Senior Stock, the Corporation shall pay a dividend on all outstanding shares of Series D Preferred Stock (on an as-if-converted to Common Stock basis) in an amount per share equal to the maximum amount paid or set aside for any such other share of capital stock (on an as-if-converted to Common Stock basis). “Dividend Senior Stock” as used in this Certificate of Designation means any class or series of stock of the Corporation hereafter authorized that has priority or preference over the Series D Preferred Stock with respect to the payment of dividends.

4. Liquidation Preference.

(A) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a “Liquidation Event”), the holders of the Series D Preferred Stock shall be entitled to receive, after the satisfaction in full of the liquidation preference of holders of any Liquidation Senior Stock, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of any Liquidation Junior Stock, and pari passu with the satisfaction of the liquidation preference of holders of any Liquidation Parity Stock, an amount per share equal to the Original Issue Price of the Series D Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus all accrued or declared but unpaid dividends on each share of Series D Preferred Stock then held by such holder. If upon the occurrence of such Liquidation Event, the remaining assets and funds of the Corporation available for distribution among the holders of Series D Preferred Stock and the holders of any Liquidation Parity Stock shall be insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, then the entire remaining assets and funds of the Corporation legally available for distribution to such holders shall be distributed among such holders in proportion to the full preferential amount each such holder is otherwise entitled to receive.

(B) As used in this Certificate of Designation:

(i) “Liquidation Senior Stock” means the Series B Preferred Stock, the Series C Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, and any other class or series of stock of the Corporation hereafter authorized that has priority or preference over the Series D Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) “Liquidation Junior Stock” means the Common Stock and any other class or series of stock of the Corporation hereafter authorized with respect to which the Series D Preferred Stock has priority or preference in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; and

(iii) “Liquidation Parity Stock” means any class or series of stock of the Corporation hereafter authorized that ranks equally with the Series D Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

(C) Notwithstanding subparagraph (A) above, solely for purposes of determining the amount each holder of shares of Series D Preferred Stock is entitled to receive with respect to a Liquidation Event, the holder of shares of Series D Preferred Stock shall be treated as if such holder had converted such holder's shares of Series D Preferred Stock into shares of Common Stock immediately prior to the closing of the Liquidation Event if it is determined that, as a result of an actual conversion of such Series D Preferred Stock (including taking into account the operation of this subparagraph (C)), each holder of Series D Preferred Stock would receive (with respect to the shares Series D Preferred Stock), in the aggregate, an amount greater than the amount that would be distributed to holders of Series D Preferred Stock (with respect to the shares of Series D Preferred Stock) if such holders had not converted such Series D Preferred Stock into shares of Common Stock. If holders of any Series D Preferred Stock are treated as if they had converted shares of Series D Preferred Stock into Common Stock pursuant to this paragraph, then such holders shall not be entitled to receive any distribution pursuant to Section 4(A) that would otherwise be made to such holders.

(D) For purposes of this Section 4, unless waived in writing by holders of a majority of the outstanding shares of either the Series D Preferred Stock or any class or series of Liquidation Senior Stock with respect to the Series D Preferred Stock, a Change in Control shall be deemed to be a Liquidation Event and shall entitle the holders of Series D Preferred Stock to receive proceeds from such Liquidation Event (including payments at closing, and at each date after the closing on which additional amounts are paid to stockholders of the Corporation as a result of the Liquidation Event) in cash, securities or other property (valued as provided in Section 4(E) below) in the amount specified in this Section 4. Unless waived in writing by holders of a majority of the outstanding shares of either the Series D Preferred Stock or any class or series of Liquidation Senior Stock with respect to the Series D Preferred Stock, a “Change in Control” shall be deemed to occur if any of the following occur: (i) any “person” or “group” (each as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acquires or becomes a “beneficial owner” (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to vote generally in the election of directors (“Voting Securities”); (ii) a reorganization, merger or consolidation of the Corporation or a statutory exchange of outstanding Voting Securities of the Corporation, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners of Voting Securities of the Corporation immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities of the Corporation; or (iii) (x) a complete liquidation or dissolution of the Corporation or (y) the sale or other disposition, directly or indirectly, of all or substantially all of the assets of the Corporation, in one or a series of transactions.

(E) Whenever the distribution provided for in this Section 4 shall be payable in securities or property other than cash, the value of such distribution shall be as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability:

(A) If traded on a securities exchange (which shall include the Nasdaq Stock Market), the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

(B) If traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three (3) days prior to the closing; and

(C) If there is no public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

5. Redemption. In accordance with this Section 5, the Series D Preferred Stock shall be redeemable by paying in cash in exchange for each share of Series D Preferred Stock a sum equal to the Original Issue Price (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the first issuance of shares of Series D Preferred Stock), plus accrued and unpaid dividends with respect to such share (the “Redemption Price”). The total amount to be paid for the shares of the redeemed Series D Preferred Stock is hereinafter referred to as the “Total Redemption Price.”

(A) Election to Redeem Series D Preferred Stock. The Series D Preferred Stock may be redeemed in any of the following ways:

(i) Optional Redemption by the Corporation. The Corporation shall have the right, in its sole discretion, to redeem all (but not less than all) of the outstanding Series D Preferred Stock at any time after the date five (5) years after the first issuance of shares of Series D Preferred Stock (the “Maturity Date”), provided that the Optional Redemption Conditions (as defined below) shall have been met. The Corporation shall deliver a notice of the Corporation's intention to redeem the outstanding shares of Series D Preferred Stock (the “Optional Redemption Notice”) on a date, not earlier than the Maturity Date (the “Optional Redemption Date”); provided, however, that such Optional Redemption Notice shall not be given less than sixty (60) days, nor more than ninety (90) days, prior to the Optional Redemption Date. In addition to specifying the Optional Redemption Date, the Optional Redemption Notice shall specify the place at which such holders may obtain payment of their respective portions of the Total Redemption Price (as defined below) upon surrender of their share certificates, and shall contain a certification by the Chief Executive Officer or Chief Financial Officer of the Corporation stating that the Corporation's Common Stock price has traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the seventy (70) consecutive trading days immediately preceding the date the Optional Redemption Notice is delivered. The Corporation shall effect such redemption on the Optional Redemption Date by paying the Redemption Price in exchange for each share of Series D Preferred Stock. Notwithstanding the foregoing, the Corporation shall only be permitted to effect an optional redemption of the Preferred Stock under this Section 5(A)(i) if the following conditions (the “Optional Redemption Conditions”) shall have been met: (w) the Corporation's Common Stock price shall have traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the seventy (70) consecutive trading days immediately preceding the date the Optional Redemption Notice is delivered, (x) the Corporation's Common Stock price shall have traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the twenty (20) consecutive trading days immediately preceding the Optional Redemption Date, (y) either (1) a registration statement shall then be in effect under the Securities Act of 1933, as amended (the “Securities Act”), with respect to all shares of Common Stock issuable on conversion of the Series D Preferred Stock then outstanding, and all such shares of Common Stock shall then be saleable into the public market by the holders therefor pursuant to such registration statement and without any other restriction under applicable securities laws (other than notice requirements and volume limitations provided under Rule 144 of the Securities Act, if applicable due to status as an affiliate of the Corporation) or (2) all shares of outstanding Series D Preferred Stock (and shares of Common Stock issued or issuable upon conversion of such Series D Preferred Stock) can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) under the Securities Act and an opinion of legal counsel to the Corporation delivered to such holders of Series D Preferred Stock to such effect; and (z) the Corporation has sufficient funds legally available to redeem all shares to be redeemed at the Optional Redemption Date. Notwithstanding the above, any holder of Series D Preferred Stock may convert such shares into Common Stock pursuant to Section 6(A) prior to the date immediately preceding the Optional Redemption Date.

(ii) At the Request of the Holders:

(1) The holders of sixty percent (60%) of the Series D Preferred Stock may, by written notice to the Corporation (the “Election Notice”), require the Corporation to redeem the outstanding shares of Series D Preferred Stock at any time following the first to occur of: (a) the Maturity Date (as defined in Section 5(A)(i)), (b) the delivery of an Acceleration Event Notice (as defined below) or (c) a Change in Control (unless waived in accordance with Section 4(D)). Any such Election Notice shall specify a date upon which such redemption shall occur (the “Redemption Date”); provided, however, that if the redemption is related to the passing of the Maturity Date or a Change in Control, then (i) the Election Notice shall be given not less than sixty (60) days nor more than ninety (90) days prior to the requested Redemption Date, and (ii) at least thirty (30) days but not more than sixty (60) days prior to the Redemption Date the Corporation shall send a notice (a “Redemption Notice”) to all holders of Series D Preferred Stock setting forth (A) the Redemption Date, (B) the Redemption Price for the shares of Series D Preferred Stock to be redeemed, and (C) the place at which such holders may obtain payment of their respective portions of the Total Redemption Price upon surrender of their share certificates. If redemption is being sought in connection with an Acceleration Event, the Corporation shall set the Redemption Date on a date as soon as practicable following the occurrence of the Acceleration Event, and shall send the Redemption Notice to all holders of Series D Preferred Stock as far as practicable in advance of the Redemption Date. The Corporation shall effect such redemption on the Redemption Date by paying the Redemption Price in exchange for each share of Series D Preferred Stock.

(2) Notwithstanding the foregoing, the Corporation may decline to redeem any or all of the Series D Preferred Stock (provided that any redemption in part shall be pro rata across holders) and in such case, the Series D Preferred Stock shall bear cumulative dividends at the rate of four percent (4%) of the Original Issue Price per annum on each outstanding share of Series D Preferred Stock (the “Preferred Dividend”) from the date of the Election Notice. Such Preferred Dividend shall be paid semi-annually on the last business day of May and November of each year in cash. The Board of Directors shall not pay any dividend to the holders of any other capital stock of the Corporation except Dividend Senior Stock and the “Preferred Dividend” as defined in Section 3 of the Corporation's Certificate of Designation of Preferences of Series B Preferred Stock, unless and until it has paid the Preferred Dividend on the shares of Series D Preferred Stock to the holders of the Series D Preferred Stock.

(3) Notwithstanding the above, any holder of Series D Preferred Stock may convert such shares into Common Stock pursuant to Section 6(A) prior to the date immediately preceding the Redemption Date.

(4) For purposes of this Section 5(A)(ii), an “Acceleration Event” shall consist of (i) any judgment against the Corporation in excess of $10,000,000 unless such judgment is stayed within sixty (60) days of the date of such judgment; (ii) any event of default under any indebtedness of the Corporation that causes $10,000,000 or more of such indebtedness to accelerate; or (iii) an event of bankruptcy, an assignment for the benefit of creditors or similar event. The Corporation shall, on the date an Acceleration Event occurs, or as soon as reasonably practicable thereafter (but in no event later than five (5) days following the date of an Acceleration Event), provide a written notice to all holders of Series D Preferred Stock with a description of the facts giving rise to the Acceleration Event (the “Acceleration Event Notice”).

(B) Method of Redemption.

(i) On or prior to the Redemption Date or Optional Redemption Date, as applicable, the Corporation shall deposit the Total Redemption Price of the shares to be redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000, as a trust fund (an “Eligible Institution”), with irrevocable instructions and authority to the Eligible Institution to pay, on and after the Redemption Date or Optional Redemption Date, as applicable, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. Any money deposited by the Corporation pursuant to this Section 5(B) for the redemption of shares thereafter converted into shares of Common Stock pursuant to Section 6 hereof prior to the Redemption Date or Optional Redemption Date, as applicable, shall be returned to the Corporation forthwith upon such conversion. The balance of any funds deposited by the Corporation pursuant to this Section 5(B) remaining unclaimed at the expiration of one (1) year following the Redemption Date or Optional Redemption Date, as applicable, shall be returned to the Corporation promptly upon its written request, and each holder of Series D Preferred Stock shall thereafter look only to the Corporation for payment of the Redemption Price.

(ii) Each holder of shares of Series D Preferred Stock to be redeemed shall surrender such holder's certificates representing such shares to the Corporation in the manner and at the place designated in the Optional Redemption Notice or Redemption Notice, as applicable, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after the Optional Redemption Date or Redemption Date, as applicable, unless there shall have been a default in payment of the Redemption Price or the Corporation is unable to pay the Total Redemption Price, all rights of the holder of such shares as holder of Series D Preferred Stock (except the right to receive the Redemption Price per share without interest upon surrender of their certificates), shall cease and terminate with respect to such shares; provided that in the event that any shares of Series D Preferred Stock are not redeemed due to a default in payment by the Corporation, due to the election by the Corporation not to effect the redemption, pursuant to Section 5(A)(ii)(2), or because the Corporation does not have sufficient legally available funds, such shares of Series D Preferred Stock shall remain outstanding and shall be entitled to all of the rights and preferences provided herein until redeemed or converted.

(C) Limitation on Redemption. Notwithstanding anything herein to the contrary, the Corporation shall not redeem any shares of Series D Preferred Stock unless either (i) no shares of Liquidation Senior Stock remain outstanding, or (ii) all shares of Liquidation Senior Stock are redeemed prior to or simultaneously with such shares of Series D Preferred Stock.

6. Conversion. The holders of Series D Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(A) Right to Convert. Each share of Series D Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price of such Series D Preferred Stock by the Conversion Price at the time in effect for shares of Series D Preferred Stock. The “Original Issue Price” per share of Series D Preferred Stock is $3.83. The “Conversion Price” per share of Series D Preferred Stock initially shall be $3.83, subject to adjustment from time to time as provided below.

(B) Mechanics of Conversion. Before any holder of Series D Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series D Preferred Stock, and shall give written notice by confirmed facsimile or by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock (or uncertificated shares of Common Stock represented by book-entry) are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver to the address of record of such holder of Series D Preferred Stock (or such other address as the holder shall designate in writing in the notice to the Corporation of the election to convert), or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock, or evidence of shares issued in book-entry form representing the number of shares of Common Stock, to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Series D Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. ]

(C) Adjustments to Conversion Ratio for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that this Corporation at any time or from time to time after the initial issue date of the Series D Preferred Stock shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price per share of Series D Preferred Stock then in effect shall be proportionately decreased or increased, as appropriate; provided that the Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of authorized, unissued and unreserved shares of Common Stock a sufficient number of shares of Common Stock to be available for full conversion of the Series D Preferred Stock at the new Conversion Price. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(D) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Series D Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(C) above or a Change in Control that is treated as a Liquidation Event under Section 4 above), the number of shares of such other class or classes of stock into which the Series D Preferred Stock shall be convertible shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series D Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series D Preferred Stock immediately before that change; provided that the Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of authorized, unissued and unreserved shares of the other class or classes of stock into which such Common Stock has changed a sufficient number of shares of stock of such class or classes to be available for full conversion of the Series D Preferred Stock.

(E) Rights Offerings. In the event the Corporation shall grant or shall have granted as of the date of the filing of this Certificate of Designation any rights to subscribe for, or any rights or options to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called “Convertible Securities”), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, which rights or options do not result in any adjustment to the number of shares of Common Stock or other classes of stock into which the Series D Preferred Stock can be converted under either Section 6(C) or Section 6(D) above, then the Corporation shall distribute such rights or options to the holders of Series D Preferred Stock as though they were holders, at the time of such distribution, of that number of shares of Common Stock into which the shares of Series D Preferred Stock held by each holder could then be converted.

(F) No Impairment. This Corporation will not, by amendment of its certificate or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series D Preferred Stock against impairment.

(G) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon conversion of the Series D Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series D Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the number of shares of Common Stock into which the Series D Preferred Stock can be converted pursuant to this Section 6, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series D Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series D Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price per share of Series D Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series D Preferred Stock.

(H) Notice of Record Date. In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series D Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(I) Reservation of Stock Issuable upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock (or other security into which the Common Stock shall have been changed) solely for the purpose of effecting the conversion of the Series D Preferred Stock such number of its shares of Common Stock (or other security) as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series D Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock (or other security) shall not be sufficient to effect the conversion of all the then outstanding Series D Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series D Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other security) to such number of shares as shall be sufficient for such purposes.

(J) Notices. Any notice required by the provisions of this Section 6 to be given to the holders of Series D Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at the holder's address appearing on the books of this Corporation.

7. Voting Rights. Except as otherwise provided herein or by law, each holder of shares of Series D Preferred Stock shall be entitled to vote with the holders of Common Stock on an as-converted basis as a single class with such shares of Common Stock and such other shares of capital stock that vote with shares of Common Stock on all matters presented for stockholder vote and shall be entitled to notice of any stockholder's meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the conversion of Series D Preferred Stock into Common Stock (in the case of each holder, after aggregating all fractional shares held by such holder into the maximum number of whole shares) shall be rounded to the nearest whole number (with one-half being rounded upward).

8. Protective Provision. For so long as any shares of Series D Preferred Stock remain outstanding, the Corporation shall not take any action to increase the authorized number of shares of Series D Preferred Stock without the written consent of holders of not less than 60% of the outstanding shares of Series D Preferred Stock.

9. Status of Converted or Redeemed Stock. In the event any Series D Preferred Stock shall be converted pursuant to Section 6 hereof, redeemed pursuant to Section 5 hereof, or returned to the Corporation in exchange for any other capital stock of the Corporation, the shares so converted, redeemed or exchanged shall be promptly cancelled after the conversion, redemption or exchange thereof. All such shares shall upon their cancellation, redemption or exchange become authorized but unissued shares of Preferred Stock and may be released as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

CERTIFICATE OF DESIGNATION
OF PREFERENCES OF SERIES F PREFERRED STOCK
OF
XRS CORPORATION,
a Minnesota Corporation

1. Designation. The series of Preferred Stock of the Corporation shall be designated as “Series F Preferred Stock.”

2. Authorized Number. The number of shares constituting the Series F Preferred Stock shall be One Million Four Hundred Thousand (1,400,000) shares. The Board of Directors is authorized to decrease the number of shares of any series of preferred stock prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3. Dividend Rights. In the event dividends (other than the “Preferred Dividend” as defined in Section 3 of the Corporation's Certificate of Designation of Preferences of Series B Preferred Stock) are paid on any other capital stock of the Corporation other than Dividend Senior Stock, the Corporation shall pay a dividend on all outstanding shares of Series F Preferred Stock (on an as-if-converted to Common Stock basis) in an amount per share equal to the maximum amount paid or set aside for any such other share of capital stock (on an as-if-converted to Common Stock basis). “Dividend Senior Stock” as used in this Certificate of Designation means any class or series of stock of the Corporation hereafter authorized that has priority or preference over the Series F Preferred Stock with respect to the payment of dividends.

4. Liquidation Preference.

(A) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a “Liquidation Event”), the holders of the Series F Preferred Stock shall be entitled to receive, after the satisfaction in full of the liquidation preference of holders of any Liquidation Senior Stock, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of any Liquidation Junior Stock, and pari passu with the satisfaction of the liquidation preference of holders of any Liquidation Parity Stock, an amount per share equal to the Original Issue Price of the Series F Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus all accrued or declared but unpaid dividends on each share of Series F Preferred Stock then held by such holder. If upon the occurrence of such Liquidation Event, the remaining assets and funds of the Corporation available for distribution among the holders of Series F Preferred Stock and the holders of any Liquidation Parity Stock shall be insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, then the entire remaining assets and funds of the Corporation legally available for distribution to such holders shall be distributed among such holders in proportion to the full preferential amount each such holder is otherwise entitled to receive.

(B) As used in this Certificate of Designation:

(i) “Liquidation Senior Stock” means the Series G Preferred Stock and any other class or series of stock of the Corporation hereafter authorized that has priority or preference over the Series F Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) “Liquidation Junior Stock” means the Common Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, and any other class or series of stock of the

Corporation hereafter authorized with respect to which the Series F Preferred Stock has priority or preference in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; and

(iii) “Liquidation Parity Stock” means any class or series of stock of the Corporation hereafter authorized that ranks equally with the Series F Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

(C) Notwithstanding subparagraph (A) above, solely for purposes of determining the amount each holder of shares of Series F Preferred Stock is entitled to receive with respect to a Liquidation Event, the holder of shares of Series F Preferred Stock shall be treated as if such holder had converted such holder's shares of Series F Preferred Stock into shares of Common Stock immediately prior to the closing of the Liquidation Event if it is determined that, as a result of an actual conversion of such Series F Preferred Stock (including taking into account the operation of this subparagraph (C)), each holder of Series F Preferred Stock would receive (with respect to the shares Series F Preferred Stock), in the aggregate, an amount greater than the amount that would be distributed to holders of Series F Preferred Stock (with respect to the shares of Series F Preferred Stock) if such holders had not converted such Series F Preferred Stock into shares of Common Stock. If holders of any Series F Preferred Stock are treated as if they had converted shares of Series F Preferred Stock into Common Stock pursuant to this paragraph, then such holders shall not be entitled to receive any distribution pursuant to Section 4(A) that would otherwise be made to such holders.

(D) For purposes of this Section 4, unless waived in writing by holders of a majority of the outstanding shares of either the Series F Preferred Stock or any class or series of Liquidation Senior Stock with respect to the Series F Preferred Stock, a Change in Control shall be deemed to be a Liquidation Event and shall entitle the holders of Series F Preferred Stock to receive proceeds from such Liquidation Event (including payments at closing, and at each date after the closing on which additional amounts are paid to stockholders of the Corporation as a result of the Liquidation Event) in cash, securities or other property (valued as provided in Section 4(E) below) in the amount specified in this Section 4. Unless waived in writing by holders of a majority of the outstanding shares of either the Series F Preferred Stock or any class or series of Liquidation Senior Stock with respect to the Series F Preferred Stock, a “Change in Control” shall be deemed to occur if any of the following occur: (i) any “person” or “group” (each as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acquires or becomes a “beneficial owner” (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to vote generally in the election of directors (“Voting Securities”); (ii) a reorganization, merger or consolidation of the Corporation or a statutory exchange of outstanding Voting Securities of the Corporation, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners of Voting Securities of the Corporation immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities of the Corporation; or (iii) (x) a complete liquidation or dissolution of the Corporation or (y) the sale or other disposition, directly or indirectly, of all or substantially all of the assets of the Corporation, in one or a series of transactions.

(E) Whenever the distribution provided for in this Section 4 shall be payable in securities or property other than cash, the value of such distribution shall be as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability:

(A) If traded on a securities exchange (which shall include the Nasdaq Stock Market), the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

(B) If traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three (3) days prior to the closing; and

(C) If there is no public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

5. Redemption. In accordance with this Section 5, the Series F Preferred Stock shall be redeemable by paying in cash in exchange for each share of Series F Preferred Stock a sum equal to the Original Issue Price (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the first issuance of shares of Series F Preferred Stock), plus accrued and unpaid dividends with respect to such share (the “Redemption Price”). The total amount to be paid for the shares of the redeemed Series F Preferred Stock is hereinafter referred to as the “Total Redemption Price.”

(A) Election to Redeem Series F Preferred Stock. The Series F Preferred Stock may be redeemed in any of the following ways:

(i) Optional Redemption by the Corporation. The Corporation shall have the right, in its sole discretion, to redeem all (but not less than all) of the outstanding Series F Preferred Stock at any time after the date five (5) years after the first issuance of shares of Series F Preferred Stock (the “Maturity Date”), provided that the Optional Redemption Conditions (as defined below) shall have been met. The Corporation shall deliver a notice of the Corporation's intention to redeem the outstanding shares of Series F Preferred Stock (the “Optional Redemption Notice”) on a date, not earlier than the Maturity Date (the “Optional Redemption Date”); provided, however, that such Optional Redemption Notice shall not be given less than sixty (60) days, nor more than ninety (90) days, prior to the Optional Redemption Date. In addition to specifying the Optional Redemption Date, the Optional Redemption Notice shall specify the place at which such holders may obtain payment of their respective portions of the Total Redemption Price (as defined below) upon surrender of their share certificates, and shall contain a certification by the Chief Executive Officer or Chief Financial Officer of the Corporation stating that the Corporation's Common Stock price has traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the seventy (70) consecutive trading days immediately preceding the date the Optional Redemption Notice is delivered. The Corporation shall effect such redemption on the Optional Redemption Date by paying the Redemption Price in exchange for each share of Series F Preferred Stock. Notwithstanding the foregoing, the Corporation shall only be permitted to effect an optional redemption of the Preferred Stock under this Section 5(A)(i) if the following conditions (the “Optional Redemption Conditions”) shall have been met: (w) the Corporation's Common Stock price shall have traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the seventy (70) consecutive trading days immediately preceding the date the Optional Redemption Notice is delivered, (x) the Corporation's Common Stock price shall have traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the twenty (20) consecutive trading days immediately preceding the Optional Redemption Date, (y) either (1) a registration statement shall then be in effect under the Securities Act of 1933, as amended (the “Securities Act”), with respect to all shares of Common Stock issuable on conversion of the Series F Preferred Stock then outstanding, and all such shares of Common Stock shall then be saleable into the public market by the holders therefor pursuant to such registration statement and without any other restriction under applicable securities laws (other than notice requirements and volume limitations provided under Rule 144 of the Securities Act, if applicable due to status as an affiliate of the Corporation) or (2) all shares of outstanding Series F Preferred Stock (and shares of Common Stock issued or issuable upon conversion of such Series F Preferred Stock) can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(b)(1) under the Securities Act and an opinion of legal counsel to the Corporation delivered to such holders of Series F Preferred Stock to such effect; and (z) the Corporation has sufficient funds legally available to redeem all shares to be redeemed at the Optional Redemption Date. Notwithstanding the above, any holder of Series F Preferred Stock may convert such shares into Common Stock pursuant to Section 6(A) prior to the date immediately preceding the Optional Redemption Date.

(ii) At the Request of the Holders:

(1) The holders of sixty percent (60%) of the Series F Preferred Stock may, by written notice to the Corporation (the “Election Notice”), require the Corporation to redeem the outstanding shares of Series F Preferred Stock at any time following the first to occur of: (a) the Maturity Date (as defined in Section 5(A)(i)), (b) the delivery of an Acceleration Event Notice (as defined below) or (c) a Change in Control (unless waived in accordance with Section 4(D)). Any such Election Notice shall specify a date upon which such redemption shall occur (the “Redemption Date”); provided, however, that if the redemption is related to the passing of the Maturity Date or a Change in Control, then (i) the Election Notice shall be given not less than sixty (60) days nor more than ninety (90) days prior to the requested Redemption Date, and (ii) at least thirty (30) days but not more than sixty (60) days prior to the Redemption Date the Corporation shall send a notice (a “Redemption Notice”) to all holders of Series F Preferred Stock setting forth (A) the Redemption Date, (B) the Redemption Price for the shares of Series F Preferred Stock to be redeemed, and (C) the place at which such holders may obtain payment of their respective portions of the Total Redemption Price upon surrender of their share certificates. If redemption is being sought in connection with an Acceleration Event, the Corporation shall set the Redemption Date on a date as soon as practicable following the occurrence of the Acceleration Event, and shall send the Redemption Notice to all holders of Series F Preferred Stock as far as practicable in advance of the Redemption Date. The Corporation shall effect such redemption on the Redemption Date by paying the Redemption Price in exchange for each share of Series F Preferred Stock.

(2) Notwithstanding the foregoing, the Corporation may decline to redeem any or all of the Series F Preferred Stock (provided that any redemption in part shall be pro rata across holders) and in such case, the Series F Preferred Stock shall bear cumulative dividends at the rate of four percent (4%) of the Original Issue Price per annum on each outstanding share of Series F Preferred Stock (the “Preferred Dividend”) from the date of the Election Notice. Such Preferred Dividend shall be paid semi-annually on the last business day of May and November of each year in cash. The Board of Directors shall not pay any dividend to the holders of any other capital stock of the Corporation except Dividend Senior Stock and the “Preferred Dividend” as defined in Section 3 of the Corporation's Certificate of Designation of Preferences of Series B Preferred Stock, unless and until it has paid the Preferred Dividend on the shares of Series F Preferred Stock to the holders of the Series F Preferred Stock.

(3) Notwithstanding the above, any holder of Series F Preferred Stock may convert such shares into Common Stock pursuant to Section 6(A) prior to the date immediately preceding the Redemption Date.

(4) For purposes of this Section 5(A)(ii), an “Acceleration Event” shall consist of (i) any judgment against the Corporation in excess of $10,000,000 unless such judgment is stayed within sixty (60) days of the date of such judgment; (ii) any event of default under any indebtedness of the Corporation that causes $10,000,000 or more of such indebtedness to accelerate; or (iii) an event of bankruptcy, an assignment for the benefit of creditors or similar event. The Corporation shall, on the date an Acceleration Event occurs, or as soon as reasonably practicable thereafter (but in no event later than five (5) days following the date of an Acceleration Event), provide a written notice to all holders of Series F Preferred Stock with a description of the facts giving rise to the Acceleration Event (the “Acceleration Event Notice”).

(B) Method of Redemption.

(i) On or prior to the Redemption Date or Optional Redemption Date, as applicable, the Corporation shall deposit the Total Redemption Price of the shares to be redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000, as a trust fund (an “Eligible Institution”), with irrevocable instructions and authority to the Eligible Institution to pay, on and after the Redemption Date or Optional Redemption Date, as applicable, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. Any money deposited by the Corporation pursuant to this Section 5(B) for the redemption of shares thereafter converted into shares of Common Stock pursuant to Section 6 hereof prior to the Redemption Date or Optional Redemption Date, as applicable, shall be returned to the Corporation forthwith upon such conversion. The balance of any funds deposited by the Corporation pursuant to this Section (B) remaining unclaimed at the expiration of one (1) year following the Redemption Date or Optional Redemption Date, as applicable, shall be returned to the Corporation promptly upon its written request, and each holder of Series F Preferred Stock shall thereafter look only to the Corporation for payment of the Redemption Price.

(ii) Each holder of shares of Series F Preferred Stock to be redeemed shall surrender such holder's certificates representing such shares to the Corporation in the manner and at the place designated in the Optional Redemption Notice or Redemption Notice, as applicable, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after the Optional Redemption Date or Redemption Date, as applicable, unless there shall have been a default in payment of the Redemption Price or the Corporation is unable to pay the Total Redemption Price, all rights of the holder of such shares as holder of Series F Preferred Stock (except the right to receive the Redemption Price per share without interest upon surrender of their certificates), shall cease and terminate with respect to such shares; provided that in the event that any shares of Series F Preferred Stock are not redeemed due to a default in payment by the Corporation, due to the election by the Corporation not to effect the redemption, pursuant to Section 5(A)(ii)(2), or because the Corporation does not have sufficient legally available funds, such shares of Series F Preferred Stock shall remain outstanding and shall be entitled to all of the rights and preferences provided herein until redeemed or converted.

(C) Limitation on Redemption. Notwithstanding anything herein to the contrary, the Corporation shall not redeem any shares of Series F Preferred Stock unless either (i) no shares of Liquidation Senior Stock remain outstanding, or (ii) all shares of Liquidation Senior Stock are redeemed prior to or simultaneously with such shares of Series F Preferred Stock.

6. Conversion. The holders of Series F Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(A) Right to Convert. Each share of Series F Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price of such Series F Preferred Stock by the Conversion Price at the time in effect for shares of Series F Preferred Stock. The “Original Issue Price” per share of Series F Preferred Stock is $2.22. The “Conversion Price” per share of Series F Preferred Stock initially shall be equal to the Original Issue Price, subject to adjustment from time to time as provided below.

(B) Mechanics of Conversion. Before any holder of Series F Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series F Preferred Stock, and shall give written notice by confirmed facsimile or by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock (or uncertificated shares of Common Stock represented by book-entry) are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver to the address of record of such holder of Series F Preferred Stock (or such other address as the holder shall designate in writing in the notice to the Corporation of the election to convert), or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock, or evidence of shares issued in book-entry form representing the number of shares of Common Stock, to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Series F Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(C) Adjustments to Conversion Ratio for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that this Corporation at any time or from time to time after the initial issue date of the Series F Preferred Stock shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price per share of Series F Preferred Stock then in effect shall be proportionately decreased or increased, as appropriate; provided that the Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of authorized, unissued and unreserved shares of Common Stock a sufficient number of shares of Common Stock to be available for full conversion of the Series F Preferred Stock at the new Conversion Price. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(D) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Series F Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(C) above or a Change in Control that is treated as a Liquidation Event under Section 4 above), the number of shares of such other class or classes of stock into which the Series F Preferred Stock shall be convertible shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series F Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series F Preferred Stock immediately before that change; provided that the Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of authorized, unissued and unreserved shares of the other class or classes of stock into which such Common Stock has changed a sufficient number of shares of stock of such class or classes to be available for full conversion of the Series F Preferred Stock.

(E) Rights Offerings. In the event the Corporation shall grant or shall have granted as of the date of the filing of this Certificate of Designation any rights to subscribe for, or any rights or options to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called “Convertible Securities”), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, which rights or options do not result in any adjustment to the number of shares of Common Stock or other classes of stock into which the Series F Preferred Stock can be converted under either Section 6(C) or Section 6(D) above, then the Corporation shall distribute such rights or options to the holders of Series F Preferred Stock as though they were holders, at the time of such distribution, of that number of shares of Common Stock into which the shares of Series F Preferred Stock held by each holder could then be converted.

(F) No Impairment. This Corporation will not, by amendment of its certificate or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series F Preferred Stock against impairment.

(G) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon conversion of the Series F Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series F Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the number of shares of Common Stock into which the Series F Preferred Stock can be converted pursuant to this Section 6, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series F Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series F Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price per share of Series F Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series F Preferred Stock.

(H) Notice of Record Date. In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series F Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(I) Reservation of Stock Issuable upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock (or other security into which the Common Stock shall have been changed) solely for the purpose of effecting the conversion of the Series F Preferred Stock such number of its shares of Common Stock (or other security) as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series F Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock (or other security) shall not be sufficient to effect the conversion of all the then outstanding Series F Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series F Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other security) to such number of shares as shall be sufficient for such purposes.

(J) Notices. Any notice required by the provisions of this Section 6 to be given to the holders of Series F Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at the holder's address appearing on the books of this Corporation.

7. Voting Rights. Except as otherwise provided herein or by law, each holder of shares of Series F Preferred Stock shall be entitled to vote with the holders of Common Stock on an as-converted basis as a single class with such shares of Common Stock and such other shares of capital stock that vote with shares of Common Stock on all matters presented for stockholder vote and shall be entitled to notice of any stockholder's meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the conversion of Series F Preferred Stock into Common Stock (in the case of each holder, after aggregating all fractional shares held by such holder into the maximum number of whole shares) shall be rounded to the nearest whole number (with one-half being rounded upward).

8. Protective Provision. For so long as any shares of Series F Preferred Stock remain outstanding, the Corporation shall not take any action to increase the authorized number of shares of Series F Preferred Stock without the written consent of holders of not less than 60% of the outstanding shares of Series F Preferred Stock.

9. Status of Converted or Redeemed Stock. In the event any Series F Preferred Stock shall be converted pursuant to Section 6 hereof, redeemed pursuant to Section 5 hereof, or returned to the Corporation in exchange for any other capital stock of the Corporation, the shares so converted, redeemed or exchanged shall be promptly cancelled after the conversion, redemption or exchange thereof. All such shares shall upon their cancellation, redemption or exchange become authorized but unissued shares of Preferred Stock and may be released as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

CERTIFICATE OF DESIGNATION
OF PREFERENCES OF SERIES G PREFERRED STOCK
OF
XRS CORPORATION,
a Minnesota Corporation

1. Designation. The series of Preferred Stock of the Corporation shall be designated as “Series G Preferred Stock.”

2. Authorized Number. The number of shares constituting the Series G Preferred Stock shall be Ten Million One Hundred Thousand (10,100,000) shares. Subject to Section 8 below, the Board of Directors is authorized to decrease the number of shares of any series of preferred stock prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

3. Dividend Rights. In the event dividends (other than the “Preferred Dividend” as defined in Section 3 of the Corporation's Certificate of Designation of Preferences of Series B Preferred Stock) are paid on any other capital stock of the Corporation other than Dividend Senior Stock, the Corporation shall pay a dividend on all outstanding shares of Series G Preferred Stock (on an as-if-converted to Common Stock basis) in an amount per share equal to the maximum amount paid or set aside for any such other share of capital stock (on an as-if-converted to Common Stock basis). “Dividend Senior Stock” as used in this Certificate of Designation means any class or series of stock of the Corporation hereafter authorized that has priority or preference over the Series G Preferred Stock with respect to the payment of dividends.

4. Liquidation Preference.

(A) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a “Liquidation Event”), the holders of the Series G Preferred Stock shall be entitled to receive, after the satisfaction in full of the liquidation preference of holders of any Liquidation Senior Stock, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of any Liquidation Junior Stock, and pari passu with the satisfaction of the liquidation preference of holders of any Liquidation Parity Stock, an amount per share equal to the Original Issue Price of the Series G Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus all accrued or declared but unpaid dividends on each share of Series G Preferred Stock then held by such holder. If upon the occurrence of such Liquidation Event, the remaining assets and funds of the Corporation available for distribution among the holders of Series G Preferred Stock and the holders of any Liquidation Parity Stock shall be insufficient to permit the payment to such holders of the full preferential amounts to which they are entitled, then the entire remaining assets and funds of the Corporation legally available for distribution to such holders shall be distributed among such holders in proportion to the full preferential amount each such holder is otherwise entitled to receive.

(B) As used in this Certificate of Designation:

(i) “Liquidation Senior Stock” means any class or series of stock of the Corporation hereafter authorized that has priority or preference over the Series G Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) “Liquidation Junior Stock” means the Common Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series F Preferred Stock, and any other class or series of stock of the Corporation hereafter authorized with respect to which the Series G Preferred Stock has priority or preference in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; and

(iii) “Liquidation Parity Stock” means any class or series of stock of the Corporation hereafter authorized that ranks equally with the Series G Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

(C) Notwithstanding subparagraph (A) above, solely for purposes of determining the amount each holder of shares of Series G Preferred Stock is entitled to receive with respect to a Liquidation Event, the holder of shares of Series G Preferred Stock shall be treated as if such holder had converted such holder's shares of Series G Preferred Stock into shares of Common Stock immediately prior to the closing of the Liquidation Event if it is determined that, as a result of an actual conversion of such Series G Preferred Stock (including taking into account the operation of this subparagraph (C)), each holder of Series G Preferred Stock would receive (with respect to the shares Series G Preferred Stock), in the aggregate, an amount greater than the amount that would be distributed to holders of Series G Preferred Stock (with respect to the shares of Series G Preferred Stock) if such holders had not converted such Series G Preferred Stock into shares of Common Stock. If holders of any Series G Preferred Stock are treated as if they had converted shares of Series G Preferred Stock into Common Stock pursuant to this paragraph, then such holders shall not be entitled to receive any distribution pursuant to Section 4(A) that would otherwise be made to such holders.

(D) For purposes of this Section 4, unless waived in writing by holders of a majority of the outstanding shares of either the Series G Preferred Stock or any class or series of Liquidation Senior Stock with respect to the Series G Preferred Stock, a Change in Control shall be deemed to be a Liquidation Event and shall entitle the holders of Series G Preferred Stock to receive proceeds from such Liquidation Event (including payments at closing, and at each date after the closing on which additional amounts are paid to stockholders of the Corporation as a result of the Liquidation Event) in cash, securities or other property (valued as provided in Section 4(E) below) in the amount specified in this Section 4. Unless waived in writing by holders of a majority of the outstanding shares of either the Series G Preferred Stock or any class or series of Liquidation Senior Stock with respect to the Series G Preferred Stock, a “Change in Control” shall be deemed to occur if any of the following occur: (i) any “person” or “group” (each as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acquires or becomes a “beneficial owner” (as defined in Rule 13d-3 or any successor rule under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to vote generally in the election of directors (“Voting Securities”); (ii) a reorganization, merger or consolidation of the Corporation or a statutory exchange of outstanding Voting Securities of the Corporation, unless, immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the persons who were the beneficial owners of Voting Securities of the Corporation immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Voting Securities of the Corporation; or (iii) (x) a complete liquidation or dissolution of the Corporation or (y) the sale or other disposition, directly or indirectly, of all or substantially all of the assets of the Corporation, in one or a series of transactions.

(E) Whenever the distribution provided for in this Section 4 shall be payable in securities or property other than cash, the value of such distribution shall be as follows:

(i) Securities not subject to investment letter or other similar restrictions on free marketability:

(A) If traded on a securities exchange (which shall include the Nasdaq Stock Market), the value shall be deemed to be the average of the closing prices of the securities on such exchange over the 30-day period ending three (3) days prior to the closing;

(B) If traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three (3) days prior to the closing; and

(C) If there is no public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

(ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

5. Redemption. In accordance with this Section 5, the Series G Preferred Stock shall be redeemable by paying in cash in exchange for each share of Series G Preferred Stock a sum equal to the Original Issue Price (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like after the first issuance of shares of Series G Preferred Stock), plus accrued and unpaid dividends with respect to such share (the “Redemption Price”). The total amount to be paid for the shares of the redeemed Series G Preferred Stock is hereinafter referred to as the “Total Redemption Price.”

(A) Election to Redeem Series G Preferred Stock. The Series G Preferred Stock may be redeemed in any of the following ways:

(i) Optional Redemption by the Corporation. The Corporation shall have the right, in its sole discretion, to redeem all (but not less than all) of the outstanding Series G Preferred Stock at any time after the date five (5) years after the first issuance of shares of Series G Preferred Stock (the “Maturity Date”), provided that the Optional Redemption Conditions (as defined below) shall have been met. The Corporation shall deliver a notice of the Corporation's intention to redeem the outstanding shares of Series G Preferred Stock (the “Optional Redemption Notice”) on a date, not earlier than the Maturity Date (the “Optional Redemption Date”); provided, however, that such Optional Redemption Notice shall not be given less than sixty (60) days, nor more than ninety (90) days, prior to the Optional Redemption Date. In addition to specifying the Optional Redemption Date, the Optional Redemption Notice shall specify the place at which such holders may obtain payment of their respective portions of the Total Redemption Price upon surrender of their share certificates, and shall contain a certification by the Chief Executive Officer or Chief Financial Officer of the Corporation stating that the Corporation's Common Stock price has traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the seventy (70) consecutive trading days immediately preceding the date the Optional Redemption Notice is delivered. The Corporation shall effect such redemption on the Optional Redemption Date by paying the Redemption Price in exchange for each share of Series G Preferred Stock. Notwithstanding the foregoing, the Corporation shall only be permitted to effect an optional redemption of the Preferred Stock under this Section 5(A)(i) if the following conditions (the “Optional Redemption Conditions”) shall have been met: (w) the Corporation's Common Stock price shall have traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the seventy (70) consecutive trading days immediately preceding the date the Optional Redemption Notice is delivered, (x) the Corporation's Common Stock price shall have traded on a securities exchange (which shall include the Nasdaq Stock Market) with a closing price of at least three times (3x) the then effective Conversion Price on each of the twenty (20) consecutive trading days immediately preceding the Optional Redemption Date, (y) either (1) a registration statement shall then be in effect under the Securities Act of 1933, as amended (the “Securities Act”), with respect to all shares of Common Stock issuable on conversion of the Series G Preferred Stock then outstanding, and all such shares of Common Stock shall then be saleable into the public market by the holders therefor pursuant to such registration statement and without any other restriction under applicable securities laws (other than notice requirements and volume limitations provided under Rule 144 of the Securities Act, if applicable due to status as an affiliate of the Corporation) or (2) all shares of outstanding Series G Preferred Stock (and shares of Common Stock issued or issuable upon conversion of such Series G Preferred Stock) can be sold without volume or other restrictions during any and all three-month periods without compliance with the registration requirements of the Securities Act pursuant to Rule 144(b)(1) under the Securities Act and an opinion of legal counsel to the Corporation delivered to such holders of Series G Preferred Stock to such effect; and (z) the Corporation has sufficient funds legally available to redeem all shares of Series G Preferred Stock to be redeemed at the Optional Redemption Date. Notwithstanding the above, any holder of Series G Preferred Stock may convert such shares into Common Stock pursuant to Section 6(A) prior to the date immediately preceding the Optional Redemption Date.

(ii) At the Request of the Holders:

(1) The holders of sixty percent (60%) of the Series G Preferred Stock may, by written notice to the Corporation (the “Election Notice”), require the Corporation to redeem the outstanding shares of Series G Preferred Stock at any time following the first to occur of: (a) the Maturity Date (as defined in Section 5(A)(i)), (b) the delivery of an Acceleration Event Notice (as defined below) or (c) a Change in Control (unless waived in accordance with Section 4(D)). Any such Election Notice shall specify a date upon which such redemption shall occur (the “Redemption Date”); provided, however, that if the redemption is related to the passing of the Maturity Date or a Change in Control, then (i) the Election Notice shall be given not less than sixty (60) days nor more than ninety (90) days prior to the requested Redemption Date, and (ii) at least thirty (30) days but not more than sixty (60) days prior to the Redemption Date the Corporation shall send a notice (a “Redemption Notice”) to all holders of Series G Preferred Stock setting forth (A) the Redemption Date, (B) the Redemption Price for the shares of Series G Preferred Stock to be redeemed, and (C) the place at which such holders may obtain payment of their respective portions of the Total Redemption Price upon surrender of their share certificates. If redemption is being sought in connection with an Acceleration Event, the Corporation shall set the Redemption Date on a date as soon as practicable following the occurrence of the Acceleration Event, and shall send the Redemption Notice to all holders of Series G Preferred Stock as far as practicable in advance of the Redemption Date. The Corporation shall effect such redemption on the Redemption Date by paying the Redemption Price in exchange for each share of Series G Preferred Stock.

(2) Notwithstanding the foregoing, the Corporation may decline to redeem any or all of the Series G Preferred Stock (provided that any redemption in part shall be pro rata across holders) and in such case, the Series G Preferred Stock shall bear cumulative dividends at the rate of four percent (4%) of the Original Issue Price per annum on each outstanding share of Series G Preferred Stock (the “Preferred Dividend”) from the date of the Election Notice. Such Preferred

Dividend shall be paid semi-annually on the last business day of May and November of each year in cash. The Board of Directors shall not pay any dividend to the holders of any other capital stock of the Corporation except Dividend Senior Stock and the “Preferred Dividend” as defined in Section 3 of the Corporation's Certificate of Designation of Preferences of Series B Preferred Stock, unless and until it has paid the Preferred Dividend on the shares of Series G Preferred Stock to the holders of the Series G Preferred Stock.

(3) Notwithstanding the above, any holder of Series G Preferred Stock may convert such shares into Common Stock pursuant to Section 6(A) prior to the date immediately preceding the Redemption Date.

(4) For purposes of this Section 5(A)(ii), an “Acceleration Event” shall consist of (i) any judgment against the Corporation in excess of $10,000,000 unless such judgment is stayed within sixty (60) days of the date of such judgment; (ii) any event of default under any indebtedness of the Corporation that causes $10,000,000 or more of such indebtedness to accelerate; or (iii) an event of bankruptcy, an assignment for the benefit of creditors or similar event. The Corporation shall, on the date an Acceleration Event occurs, or as soon as reasonably practicable thereafter (but in no event later than five (5) days following the date of an Acceleration Event), provide a written notice to all holders of Series G Preferred Stock with a description of the facts giving rise to the Acceleration Event (the “Acceleration Event Notice”).

(B) Method of Redemption.

(i) On or prior to the Redemption Date or Optional Redemption Date, as applicable, the Corporation shall deposit the Total Redemption Price of the shares to be redeemed with a bank or trust company having aggregate capital and surplus in excess of $100,000,000, as a trust fund (an “Eligible Institution”), with irrevocable instructions and authority to the Eligible Institution to pay, on and after the Redemption Date or Optional Redemption Date, as applicable, the Redemption Price of the shares to their respective holders upon the surrender of their share certificates. Any money deposited by the Corporation pursuant to this Section 5(B) for the redemption of shares thereafter converted into shares of Common Stock pursuant to Section 6 hereof prior to the Redemption Date or Optional Redemption Date, as applicable, shall be returned to the Corporation forthwith upon such conversion. The balance of any funds deposited by the Corporation pursuant to this Section 5(B) remaining unclaimed at the expiration of one (1) year following the Redemption Date or Optional Redemption Date, as applicable, shall be returned to the Corporation promptly upon its written request, and each holder of Series G Preferred Stock shall thereafter look only to the Corporation for payment of the Redemption Price.

(ii) Each holder of shares of Series G Preferred Stock to be redeemed shall surrender such holder's certificates representing such shares to the Corporation in the manner and at the place designated in the Optional Redemption Notice or Redemption Notice, as applicable, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. From and after the Optional Redemption Date or Redemption Date, as applicable, unless there shall have been a default in payment of the Redemption Price or the Corporation is unable to pay the Total Redemption Price, all rights of the holder of such shares as holder of Series G Preferred Stock (except the right to receive the Redemption Price per share without interest upon surrender of their certificates), shall cease and terminate with respect to such shares; provided that in the event that any shares of Series G Preferred Stock are not redeemed due to a default in payment by the Corporation, due to the election by the Corporation not to effect the redemption, pursuant to Section 5(A)(ii)(2), or because the Corporation does not have sufficient legally available funds, such shares of Series G Preferred Stock shall remain outstanding and shall be entitled to all of the rights and preferences provided herein until redeemed or converted.

(C) Limitation on Redemption. Notwithstanding anything herein to the contrary, the Corporation shall not redeem any shares of Series G Preferred Stock unless either (i) no shares of Liquidation Senior Stock remain outstanding, or (ii) all shares of Liquidation Senior Stock are redeemed prior to or simultaneously with such shares of Series G Preferred Stock.

6. Conversion. The holders of Series G Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(A) Right to Convert. Each share of Series G Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price of such Series G Preferred Stock by the Conversion Price at the time in effect for shares of Series G Preferred Stock. The “Original Issue Price” per share of Series G Preferred Stock is $3.00. The “Conversion Price” per share of Series G Preferred Stock initially shall be equal to the Original Issue Price, subject to adjustment from time to time as provided below.

(B) Mechanics of Conversion. Before any holder of Series G Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Corporation or of any transfer agent for the Series G Preferred Stock, and shall give written notice by confirmed facsimile or by mail, postage prepaid, to this Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock (or uncertificated shares of Common Stock represented by book-entry) are to be issued. This Corporation shall, as soon as practicable thereafter, issue and deliver to the address of record of such holder of Series G Preferred Stock (or such other address as the holder shall designate in writing in the notice to the Corporation of the election to convert), or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock, or evidence of shares issued in book-entry form representing the number of shares of Common Stock, to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Series G Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(C) Adjustments to Conversion Ratio for Stock Dividends and for Combinations or Subdivisions of Common Stock. In the event that this Corporation at any time or from time to time after the initial issue date of the Series G Preferred Stock shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Conversion Price per share of Series G Preferred Stock then in effect shall be proportionately decreased or increased, as appropriate; provided that the Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of authorized, unissued and unreserved shares of Common Stock a sufficient number of shares of Common Stock to be available for full conversion of the Series G Preferred Stock at the new Conversion Price. In the event that this Corporation shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

(D) Adjustments for Reclassification and Reorganization. If the Common Stock issuable upon conversion of the Series G Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 6(C) above or a Change in Control that is treated as a Liquidation Event under Section 4 above), the number of shares of such other class or classes of stock into which the Series G Preferred Stock shall be convertible shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series G Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series G Preferred Stock immediately before that change; provided that the Corporation shall take no such action with respect to the Common Stock unless the Corporation shall simultaneously reserve out of authorized, unissued and unreserved shares of the other class or classes of stock into which such Common Stock has changed a sufficient number of shares of stock of such class or classes to be available for full conversion of the Series G Preferred Stock.

(E) Rights Offerings. In the event the Corporation shall grant or shall have granted as of the date of the filing of this Certificate of Designation any rights to subscribe for, or any rights or options to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called “Convertible Securities”), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, which rights or options do not result in any adjustment to the number of shares of Common Stock or other classes of stock into which the Series G Preferred Stock can be converted under either Section 6(C) or Section 6(D) above, then the Corporation shall distribute such rights or options to the holders of Series G Preferred Stock as though they were holders, at the time of such distribution, of that number of shares of Common Stock into which the shares of Series G Preferred Stock held by each holder could then be converted.

(F) No Impairment. This Corporation will not, by amendment of its certificate or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series G Preferred Stock against impairment.

(G) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon conversion of the Series G Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series G Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the number of shares of Common Stock into which the Series G Preferred Stock can be converted pursuant to this Section 6, this Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series G Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This Corporation shall, upon the written request at any time of any holder of Series G Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price per share of Series G Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series G Preferred Stock.

(H) Notice of Record Date. In the event of any taking by this Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this Corporation shall mail to each holder of Series G Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(I) Reservation of Stock Issuable upon Conversion. This Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock (or other security into which the Common Stock shall have been changed) solely for the purpose of effecting the conversion of the Series G Preferred Stock such number of its shares of Common Stock (or other security) as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series G Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock (or other security) shall not be sufficient to effect the conversion of all the then outstanding Series G Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series G Preferred Stock, this Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other security) to such number of shares as shall be sufficient for such purposes.

(J) Notices. Any notice required by the provisions of this Section 6 to be given to the holders of Series G Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at the holder's address appearing on the books of this Corporation.

7. Voting Rights.

(A) General. Except as otherwise provided herein or by law, each holder of shares of Series G Preferred Stock shall be entitled to vote with the holders of Common Stock on an as-converted basis as a single class with such shares of Common Stock and such other shares of capital stock that vote with shares of Common Stock on all matters presented for stockholder vote and shall be entitled to notice of any stockholder's meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the conversion of Series G Preferred Stock into Common Stock (in the case of each holder, after aggregating all fractional shares held by such holder into the maximum number of whole shares) shall be rounded to the nearest whole number (with one-half being rounded upward).

(B) Right to Nominate and Elect One Director. Notwithstanding anything to the contrary in the foregoing provisions, for so long as at least 2,500,000 shares of Series G Preferred Stock remain outstanding (subject to adjustment for any stock split, reverse stock split or similar event affecting the Series G Preferred Stock after the filing date hereof) the holders of a majority of the outstanding shares of Series G Preferred Stock, voting as a separate class, shall be entitled to nominate and elect one member of the Board of Directors of the Corporation at each meeting or pursuant to each consent of the Corporation's stockholders for the election of directors, and to remove from office such director and to fill any vacancy caused by the resignation, death or removal of such director.

(C) Additional Voting Rights. For so long as at least 3,000,000 shares (subject to adjustment for any stock split, reverse stock split or similar event affecting the Series G Preferred Stock after the filing date hereof) of Series G Preferred Stock shall be outstanding, the affirmative vote of the holders of a majority of the outstanding shares of Series G Preferred Stock, voting as a separate class, shall be necessary (unless, in each case, waived in writing in advance by holders of a majority of the outstanding shares of Series G Preferred Stock) for the Corporation to take, or authorize, any of the following actions, however effected, whether by amendment of the Articles of Incorporation, this Certificate of Designation or the bylaws, by merger, by consolidation, by recapitalization or otherwise:

(i) create (by new authorization, reclassification, recapitalization, designation or otherwise) or issue any class or series of stock or any other securities convertible into equity securities of the Corporation, or issued as units or in connection with equity securities of the Corporation, having any right, preference or privilege senior to or on parity with the Series G Preferred Stock with respect to dividends, redemption or liquidation preference, including, without limitation, any Dividend Senior Stock, Liquidation Senior Stock or Liquidation Parity Stock;

(ii) alter or change, directly or indirectly, whether pursuant to an amendment, waiver, alteration or repeal of the Corporation's Articles of Incorporation or bylaws or otherwise, the rights, preferences or privileges of the Series G Preferred Stock so as to affect adversely such shares;

(iii) make any redemption, repurchase, payment or declaration of any dividend or distribution on any shares of capital stock of the Corporation other than the Series G Preferred Stock (provided, however, that the foregoing shall not limit in any way the Corporation's ability to pay the “Preferred Dividend” as defined in Section 3 of the Corporation's Certificate of Designation of Preferences of Series B Preferred Stock); or

(iv) enter into any bankruptcy filing, liquidation, assignment for the benefit of creditors or similar event of the Corporation or any significant subsidiary of the Corporation.

8. Protective Provision. For so long as any shares of Series G Preferred Stock remain outstanding, the Corporation shall not take any action to increase or decrease the authorized number of shares of Series G Preferred Stock without the written consent of holders of not less than 60% of the outstanding shares of Series G Preferred Stock.

9. Status of Converted or Redeemed Stock. In the event any Series G Preferred Stock shall be converted pursuant to Section 6 hereof, redeemed pursuant to Section 5 hereof, or returned to the Corporation in exchange for any other capital stock of the Corporation, the shares so converted, redeemed or exchanged shall be promptly cancelled after the conversion, redemption or exchange thereof. All such shares shall upon their cancellation, redemption or exchange become authorized but unissued shares of Preferred Stock and may be released as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Table of Contents	APPENDIX B

BYLAWS
OF
XRS CORPORATION

(as amended through __________ __, 2013)

ARTICLE I
OFFICES

The registered office of the corporation shall be that set forth in the Articles of Incorporation or in a statement of the Board of Directors filed with the Secretary of State of the State of Minnesota changing the registered office in the manner prescribed by law. The corporation may also have offices and places of business at such other locations as the Board of Directors may from time to time designate or the business of the corporation may require.

ARTICLE II
SHAREHOLDERS MEETINGS

Section 2.1. Time and Place of Meetings. Regular or special meetings of the shareholders shall be held on the date and at the time and place fixed by the President/Chief Executive Officer or the Board of Directors, except that a meeting called by, or at the demand of a shareholder or shareholders, pursuant to Minnesota Statutes, Section 302A.431, Subd. 2, shall be held in the county where the principal executive office is located.

Section 2.2. Regular Meetings. An annual meeting of the shareholders shall be held at such place as the Board of Directors shall designate, either within or without the State of Minnesota, and on such date and at such time as may be determined by the Board of Directors and communicated to the shareholders according to the requirements set forth herein, for the purpose of electing directors and for the transaction of any other business which may properly come before it.

Section 2.3. Special Meetings. Special meetings of the shareholders may be held at any time and for any purpose and may be called by the President/Chief Executive Officer, Chief Financial Officer, any two or more directors, or at the request in writing of a shareholder or shareholders holding 10% or more of the shares entitled to vote (except that a special meeting for the purpose of considering any action to directly or indirectly effect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose, must be requested by shareholders holding not less than 25% of all shares of the corporation entitled to vote). A shareholder request for a special meeting must be in writing, addressed to the President/Chief Executive Officer or the Chief Financial Officer of the corporation, and must specify the purposes of such meeting.

Section 2.4. Notice of Meetings. Written notice of a meeting of the shareholders stating the time and place thereof shall be given at least five days but not more than 60 days prior to the meeting, except as otherwise provided by statute, to each shareholder entitled to vote thereat. Notice may be given to a shareholder by means of electronic communication if the requirements of Minnesota Statutes (including Minnesota Statutes Section 302A.436, Subd. 5, as applicable) are met. Notice to a shareholder is also effectively given if the notice is addressed to the shareholder or a group of shareholders in a manner permitted by the rules and regulations under the Securities Exchange Act of 1934, so long as the corporation has first received the written or implied consent required by those rules and regulations. Every notice of a special meeting shall state the purpose or purposes for which the meeting has been called, and the business transacted at the special meeting shall be confined to the purpose stated in the notice.

Section 2.5. Record Date for Payment, Allotment of Rights or Change, Conversion or Exchange. The Board of Directors may fix in advance a date, not exceeding 60 days preceding the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the shareholders entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion, or exchange of capital stock, and in such case such shareholders and only such shareholders shall be shareholders of record on the date so fixed and shall be entitled to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid. If the Board of Directors fails to fix such a record date the record date shall be the twentieth day preceding the date of payment or allotment.

Section 2.6. Waiver of Notice. Notice of the time, place and purpose of any meeting of shareholders, whether required by statute, the Articles of Incorporation or these Bylaws, may be waived by any shareholder. Such waiver may be given before, at, or after the meeting, and may be given in writing, orally or by attendance.

Section 2.7. Action without Meeting. Any action which may be taken at a meeting of the shareholders may be taken without a meeting, if authorized in writing or writings signed by all shareholders who would be entitled to notice of a meeting for such purpose.

Section 2.8. Quorum. The presence at any meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote, shall constitute a quorum for the transaction of business. If, however, such majority shall not be present in person or by proxy at any meeting of the shareholders, those present shall have the power to adjourn the meeting from time to time, without notice other than by announcement at the meeting, until the requisite amount of voting shares shall be represented. At any such adjourned meeting at which the required number of voting shares shall be represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

Section 2.9. Shareholder Voting. A shareholder shall have one vote for each share held that is entitled to vote. The Board of Directors (or an officer of the corporation, if authorized by the Board) may fix a date not more than 60 days before the date of a meeting of shareholders as the date for the determination of the holders of shares entitled to notice of and entitled to vote at the meeting. When a date is so fixed, only shareholders on that date are entitled to notice of and permitted to vote at that meeting of shareholders.

Section 2.10. Proxies. A shareholder may cast or authorize the casting of a vote by (a) filing a written appointment of a proxy, signed by the shareholder, with an officer of the corporation at or before the meeting at which the appointment is to be effective, or (b) by telephonic transmission or authenticated electronic communication, whether or not accompanied by written instructions of the shareholder, of an appointment of a proxy with the corporation or the corporation's duly authorized agent at or before the meeting at which the appointment is to be effective. The telephonic transmission or authenticated electronic communication must set forth or be submitted with information from which it can be determined that the appointment was authorized by the shareholder. Any copy, facsimile telecommunication, or other reproduction of the original of either the writing or transmission may be used in lieu of the original, provided that it is a complete and legible reproduction of the entire original.

Section 2.11. Advance Notice of Business. The business conducted at a special meeting of shareholders shall be limited to the purposes stated in the notice of the special meeting pursuant to Section 2.4 of these Bylaws. At any regular meeting of shareholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any shareholder of the corporation who complies with the notice procedures set forth in this Section. For business to be properly brought before any regular meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation.

To be timely, a shareholder's notice of any such business to be conducted at an annual meeting must be delivered to the Secretary, or mailed and received at the principal executive office of the corporation, not less than 90 days prior to the first anniversary date of the prior year's annual meeting. If, however, the date of the annual meeting of shareholders is more than 30 days before or after such anniversary date, notice by a shareholder shall be timely only if so delivered, or so mailed and received, not less than 90 days before such annual meeting or, if later, within 10 days after the first public announcement of the date of such annual meeting. “Public announcement” means disclosure (i) when made in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service, (ii) when filed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, or (iii) when mailed as the notice of the meeting pursuant to these Bylaws.

If a regular meeting other than an annual meeting is held, for a shareholder's notice of any such business to be timely it must be delivered to the Secretary, or mailed and received at the principal executive office of the corporation, not less than 90 days before such regular meeting, or, if later, within 10 days after the first public announcement of the date of such regular meeting. Except to the extent otherwise required by law, the adjournment of a regular meeting of shareholders shall not commence a new time period for the giving of a shareholder's notice as required above.

A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the regular meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business.

Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any regular meeting except in accordance with the procedures set forth in this Section. The Chairman of the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Section and, if the Chairman should so determine, the Chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

ARTICLE III
BOARD OF DIRECTORS

Section 3.1. Election of Directors. The business and affairs of the corporation shall be managed by or under the direction of a Board of one or more directors. The number of directors to constitute the Board shall be determined from time to time by resolution of the Board. Directors need not be shareholders. Each of the Directors shall hold office until the next succeeding annual meeting of shareholders and until his successor shall have been duly elected and qualified, or until his earlier resignation or removal from office as hereinafter provided.

Section 3.2. Board Meetings; Place and Notice. Meetings of the Board of Directors may be held from time to time at any place within or without the State of Minnesota that the Board of Directors may designate. In the absence of designation by the Board of Directors, Board meetings shall be held at the principal executive office of the corporation, except as may be otherwise unanimously agreed orally or in writing or by attendance. Any director may call a meeting of the Board of Directors by giving two days' notice to all directors of the date and time of the meeting. The notice need not state the purpose of the meeting. Notice may be given by any means authorized by statute. If a meeting schedule is adopted by the Board of Directors, or if the date and time of a Board of Directors meeting has been announced at a previous meeting, no notice is required.

Section 3.3. Waiver of Notice. Notice of the time, place and purpose of any meeting of the Board of Directors, whether required by statute, the Articles of Incorporation, or these Bylaws,, may be waived by any director. Such waiver may be given before, at, or after the meeting and may be given in writing, orally or by attendance. The attendance of a director at a meeting and participation therein shall constitute waiver of notice of such meeting unless the director attends for the express purpose of objecting to the transaction of business because the meeting is not lawfully called or convened, the director so states at the meeting, and the director does not thereafter participate in the meeting.

Section 3.4. Quorum and Action of Board. At all meetings of the Board of Directors, a majority of the directors currently holding office shall be necessary and sufficient to constitute a quorum for the transaction of business; provided that if less than a majority of the directors are present, a majority of those present may adjourn the meeting from time to time without notice other than an announcement at the meeting at which adjournment is taken. The directors present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum. The act of a majority of the directors present at any meeting at which a quorum is present, or at any meeting at which a quorum was present and at which the remaining directors are authorized under this Section to continue to transact business, shall be the act of the Board of Directors.

Section 3.5. Electronic Communications. A conference among directors by any means of communication through which the directors may simultaneously hear each other during the conference constitutes a board meeting, if the same notice is given of the conference as required by these Bylaws for a meeting, and if the number of directors participating in the conference would be sufficient to constitute a quorum at a meeting. Participation in a meeting by such electronic means of communication constitutes presence in person at the meeting.

Section 3.6. Vacancies. Any vacancy occurring on the Board of Directors by reason of death, resignation, disqualification, or increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, at any regular or special meeting, except that vacancies on the Board resulting from newly created directorships may only be filled by a majority vote of the directors serving at the time of the increase. Each director so elected shall hold office until the next regular or special shareholder meeting or until his or her successor is elected and qualified.

Section 3.7. Resignations. Any director of the corporation may resign at any time by giving written notice to the Chairman of the Board or to the President/Chief Executive Officer or Secretary of the corporation. Unless a later date is specified in the notice of resignation as the effective date of resignation, resignation shall take effect on the date of receipt of the written notice by the Chairman, President/Chief Executive Officer, or Secretary. Unless otherwise specified in such notice, the acceptance of the resignation shall not be necessary to make it effective.

Section 3.8. Removal. At a meeting of shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Section 3.9. Absent Directors. A director may give advance written consent or opposition to a proposal to be acted on at a Board meeting. If the director is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition stated in writing and delivered to the President/Chief Executive Officer or the officer or director presiding at the meeting shall be counted as a vote in favor of or against the proposal if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the director has consented or objected. Such written consent or opposition shall be entered in the minutes or other record of action at the meeting.

Section 3.10. Action without Meeting. Any action which is required or may be taken at a meeting of the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by a majority of all the directors entitled to vote with respect to the subject matter thereof, except as to matters that require shareholder approval, in which case such consent in writing must be signed by all of the directors. Action taken by such written consent shall be effective on the date when signed by the required number of directors, or such other effective date as set forth therein. When written action is permitted to be taken by less than all of the directors, all directors shall be notified immediately of its text and effective date. Failure to provide the notice shall not invalidate the written action. A director who does not sign or consent to the written action shall have no liability for the action or actions taken thereby.

Section 3.11. Presumption of Assent. For purposes of any liability as a director, a director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless:

(a)    He objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and does not thereafter participate in the meeting;

(b)    He votes against the action at the meeting; or

(c)    He is prohibited from voting at the meeting due to a conflict of interest.

Section 3.12. Committees. The Board of Directors may, by a majority vote, designate two or more of their number to constitute an executive committee, which, to the extent determined by the Board and allowed by law, shall have and exercise the authority of the Board in the management of the business of the corporation. Such executive committee shall act only in the interval between meetings of the Board and shall be subject at all times to the control and direction of the Board. The Board of Directors by a majority vote may also appoint one or more natural persons who need not be Board members to serve on such other committees as the Board may determine. Such other committees shall have powers and duties as shall from time to time be prescribed by the Board. A majority of the members of any committee present at a meeting is a quorum for the transaction of business. All committees shall keep accurate minutes of their meetings, which minutes shall be made available upon request to members of that committee and to any director.

Section 3.13. Chairman. The Board may elect one of their number to serve as Chairman, who shall preside, when present, at all meetings of the Board.

Section 3.14. Compensation. The directors of the corporation and all members of committees shall serve without salary, unless ordered by the directors; however, they shall be paid the necessary expenses incurred in the execution of their duties. Nothing herein shall preclude the paying by the corporation of a salary or other compensation to an officer or employee who is also a director.

Section 3.15. Limitation of Liability. Except as expressly provided in Minnesota Statutes, Section 302A.251, Subd. 4, a member of the Board of Directors of this corporation shall have no personal liability to this corporation or to the shareholders for monetary damages for breach of fiduciary duty as a member of the Board of directors. Amendment or repeal of such limitation in these Bylaws or in the Articles of Incorporation of this corporation shall not adversely affect any limitation of liability of a director with respect to any liability or alleged liability arising out of any act or omission occurring prior to such amendment or repeal.

Section 3.16.    Advance Notice of Director Nominations. Only persons who are nominated in accordance with the procedures set forth in this Section 3.16 shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of shareholders (a) by or at the direction of the Board of Directors or (b) by any shareholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 3.16.

Nominations by shareholders shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder's notice of nominations to be made at an annual meeting of shareholders must be delivered to the Secretary of the corporation, or mailed and received at the principal executive office of the corporation, not less than 90 days before the first anniversary of the date of the preceding year's annual meeting of shareholders. If, however, the date of the annual meeting of shareholders is more than 30 days before or after such anniversary date, notice by a shareholder shall be timely only if so delivered or so mailed and received not less than 90 days before such annual meeting or, if later, within 10 days after the first public announcement of the date of such annual meeting. If a special meeting of shareholders of the corporation is called for the purpose of electing one or more directors to the Board of Directors or if a regular meeting other than an annual meeting is held, for a shareholder's notice of nominations to be timely it must be delivered to the Secretary of the corporation, or mailed and received at the principal executive office of the corporation, not less than 90 days before such special meeting or such regular meeting or, if later, within 10 days after the first public announcement (as defined in Section 2.11 of these Bylaws) of the date of such special meeting or such regular meeting. Except to the extent otherwise required by law, the adjournment of a regular or special meeting of shareholders shall not commence a new time period for the giving of a shareholder's notice as described above.

A shareholder's notice to the corporation of nominations for a regular or special meeting of shareholders shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re‑election as a director: (i) such person's name, (ii) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or that is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, and (iii) such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the shareholder giving the notice: (i) the name and address, as they appear on the corporation's books, of such shareholder, (ii) the class or series (if any) and number of shares of the corporation that are beneficially owned by such shareholder, and (iii) a representation that the shareholder is a holder of record of shares of the corporation entitled to vote for the election of directors and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation the information required to be set forth in a shareholder's notice of nomination that pertains to a nominee.

Notwithstanding anything in these Bylaws to the contrary, no person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed in this Section and, if the Chairman should so determine, the Chairman shall so declare to the meeting, and the defective nomination shall be disregarded.

Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of Minnesota law and the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Section.

ARTICLE IV
OFFICERS

Section 4.1. Election of Officers. The Board of Directors shall, from time to time, elect a President/Chief Executive Officer and a Treasurer/Chief Financial Officer. The Board of Directors may, but shall not be required to, elect a Secretary and one or more Vice Presidents, as it may determine. In addition, the Board of Directors may elect such other officers and agents as it may determine necessary, including Assistant Secretaries and Assistant Treasurers. Such officers shall exercise such powers and perform such duties as are prescribed by statute, the Articles of Incorporation or the Bylaws or as may be otherwise determined from time to time by the Board of Directors. Any number of offices or functions of those officers may be held or exercised by the same person.

Section 4.2. Terms of Office. The officers of the corporation shall hold office for such terms as shall be determined from time to time by the Board of Directors or until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed by the affirmative vote of a majority of the whole Board of Directors, with or without cause.

Section 4.3. Salaries. The salaries of all officers of the corporation shall be determined by the Board of Directors.

Section 4.4. President/Chief Executive Officer. The President/Chief Executive Officer shall be the chief executive officer of the corporation, and shall have the general direction of the affairs of the corporation. He shall preside at all meetings of the shareholders and of the Board of Directors. He shall direct general active management of the business of the corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all contracts, mortgages and other instruments of the corporation, and may appoint and discharge agents and employees. He shall be ex officio a member of any executive committee which may be constituted hereunder, and all other standing committees, and shall perform all such other duties as are incident to his office, or are properly required of him by the Board of Directors. As used herein or in other writings of, or documents delivered on behalf of, the corporation, the titles “President” and “Chief Executive Officer” shall mean one and the same person and shall be interchangeable.

Section 4.5. Vice Presidents. Any one or more Vice Presidents may be designated by the Board of Directors as Executive Vice Presidents or Senior Vice Presidents. The Vice Presidents in the order designated by the Board of Directors shall perform the duties and exercise the powers of the President/Chief Executive Officer in his absence or incapacity. The Vice Presidents shall perform such other duties as the Board of Directors shall from time to time prescribe.

Section 4.6. Secretary and Assistant Secretaries. The Secretary shall attend all sessions of the Board of Directors and all meetings of the shareholders, and record all votes and minutes for all proceedings in a book kept for that purpose, and shall perform like duties for the standing committees when required. He shall give or cause to be given notice of all meetings of the shareholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President/Chief Executive Officer under whose supervision he shall be. He shall keep in safe custody the seal, if any, of the corporation, and shall affix the same to any instrument requiring it.

The Assistant Secretary shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary, and shall perform such other duties as the Board of Directors shall prescribe.

Section 4.7. Treasurer/Chief Financial Officer and Assistant Treasurers. The Treasurer/Chief Financial officer shall have the custody of the corporate funds and securities, and shall keep full and accurate account of receipt and disbursements in books belonging to the corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated from time to time by the Board of Directors; he shall disburse the funds of the corporation in discharge of corporate liabilities and obligations as may be ordered by the Board of Directors from time to time, taking the proper vouchers for such disbursements, and shall render to the President and the Board of Directors whenever they may require the same, an account of all of his transactions and of the financial condition of the corporation; he shall give the corporation a bond, if required by the Board of Directors, in such sum as the Board of Directors may by resolution determine; and with one or more sureties satisfactory to the Board of Directors for the faithful performance of the duties of his office, and for the restoration to the corporation in case of death, resignation, retirement or removal from office of all books, vouchers, papers, money and other property of whatsoever kind in his possession or under his control belonging to the corporation. As used herein or in other writings of, or documents delivered on behalf of, the corporation, the titles “Treasurer” and “Chief Financial Officer' shall mean one and the same person and shall be interchangeable.

The Assistant Treasurer shall, in the absence or disability of the Treasurer/Chief Financial Officer, perform the duties and exercise the powers of the Treasurer/Chief Financial Officer, and shall perform such other duties as the Board of Directors shall prescribe.

Section 4.8. Vacancies. If the office of any officer or agent becomes vacant by reason of death, resignation, retirement, disqualification, removal from office or otherwise, the Board of Directors, by a majority vote, shall choose a successor or successors who shall hold office for the unexpired term in respect of which such vacancy occurred.

Section 4.9. Delegation of Authority. An officer elected or appointed by the Board of Directors may delegate some or all of the duties or powers of his office to other persons.

Section 4.10. Contract Rights. The election or appointment of a person as an officer or agent does not, of itself, create contract rights.

ARTICLE V
INDEMNIFICATION

To the full extent permitted or required by Section 302A.521 of the Minnesota Business Corporation Act, as now enacted or hereinafter amended, or by other provisions of law, each person who was or is a party or is threatened to be made a party to any threatened, pending, or pleaded action, suit, or proceeding, whenever brought, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer or agent of the corporation, or he is or was serving at the specific request of the corporation as a director, officer, employee, fiduciary, or agent of another corporation, partnership, joint venture, trust or other entity or enterprise, shall be indemnified by the corporation against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit, or proceeding; provided, however, that the indemnification with respect to a person who is or was serving as a director, officer, employee, fiduciary, or agent of another corporation, partnership, joint venture, trust, or other enterprise shall apply only to the extent such person is not indemnified by such other corporation, partnership, joint venture, trust, or other entity or enterprise. Indemnification provided by this paragraph shall continue as to a person or agent and shall inure to the benefit of the heirs, executors, and administrators of. such person and shall apply whether or not the claim against such person arises out of matters occurring before the adoption of this paragraph.

To the full extent permitted by the Minnesota Business Corporation Act, as now enacted or hereinafter amended, the corporation shall have the authority to purchase and maintain insurance for officers, directors, employees and agents against liability arising out of their status as such.

Further, to the full extent permitted by the Minnesota Business Corporation Act, as now enacted or hereinafter amended, the corporation shall have the authority to enter into such agreements as the Board of Directors deems appropriate for the indemnification of present or future directors and officers of the corporation in connection with their service to, or status with, the corporation or any other corporation, entity or enterprise with which such person is serving at the express written request of the corporation.

ARTICLE VI
SHARES

Section 6.1. Issuance of Shares. The Board of Directors is authorized and empowered to issue shares of the capital stock of the corporation to the full amount authorized by the Articles of Incorporation and all amendments thereto in such amounts and at such times as may be determined by the Board of Directors and as permitted by law.

Section 6.2. Certificates. Shares of the capital stock of the corporation may be certificated or uncertificated. If certificated, the certificates shall be in such form or forms as may be determined by the Board of Directors or those actually used in the event the Board fails to act. Certificates shall be signed by the President/Chief Executive Officer or a Vice President, and by the Secretary or an Assistant Secretary, if one has been elected or appointed, otherwise, by the Treasurer/Chief Financial Officer or an Assistant Treasurer; provided, however, that where a certificate is countersigned by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the corporation and registered by a registrar, the signatures of said officers on such certificates for shares may be facsimiles. If a person signs or has a facsimile signature placed upon a certificate while an officer, transfer agent, or registrar of the corporation, and if the person has ceased to hold such office, the certificate may be issued by the corporation as if the person had the capacity at the date of its issue. All certificates for shares shall be consecutively numbered or otherwise identified, and shall state the name of the corporation, that it is organized under the laws of the State of Minnesota, the name of the person to whom the shares are issued, the number and class of shares, and the designation of the series, if any, that the certificate represents. The name of the person to whom the shares are issued with the number of shares and date of issue shall be entered on the books of the corporation.

Section 6.3. Transfer of Shares. The shares of stock of the corporation shall be transferable upon its books only by the record holder of such stock or by attorney lawfully constituted in writing, and, in the case of certificated shares, upon surrender to the corporation of the old stock certificates, properly endorsed, to the person in charge of the stock and transfer books and designate, by whom they shall be canceled. A record shall be made of each transfer, and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

Section 6.4. Lost Certificates. Any shareholder claiming a certificate of shares to be lost, stolen or destroyed shall make an affidavit or affirmation of that fact in such form as the Board of Directors may require, and shall, if the Board of Directors so requires:

(a)    advertise such fact in such manner as the Board of Directors may require;

(b)    give to the corporation and its transfer agent and registrar, if any, a bond of indemnity in open penalty as to amount or in such other sum as the Board of Directors may direct, in form satisfactory to the Board of Directors and to-the transfer agent-and registrar of the corporation, if any, and with or without such sureties as the Board of Directors with the approval of the transfer agent and registrar, if any, may prescribe; and

(c)    satisfy such other requirements as may be imposed by the Board.

If notice by the shareholder of the loss, destruction, or wrongful taking of a certificate is received by the corporation before the corporation has received notice that the shares represented by such certificate have been acquired by a bona fide purchaser, and if the foregoing requirements imposed by the Board are satisfied, then the Board of Directors shall authorize the issuance of a new certificate for shares of the same tenor and for the same number of shares as the one alleged to have been lost or destroyed.

Section 6.5. Dividends. The Board of Directors may declare dividends to the extent permitted by Section 302A.551 of the Minnesota Business Corporation Act as and when it deems expedient. Before declaring any dividend, there may be reserved out of the accumulated profits such sums as the Board of Directors from time to time, in its discretion, thinks proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends, or for such other purposes as the Board of Directors shall think conducive to the interests of the corporation.

ARTICLE VII
MISCELLANEOUS

Section 7.1. Books of Account. The corporation shall keep such books of account as are required by Section 302A.461 of the Minnesota Business Corporations Act and every shareholder shall have a right to examine such books, in person or by agent or attorney, to the extent provided in such Section.

Section 7.2. Corporate Seal. If so directed by the Board of Directors, the corporation may use a corporate seal. The failure to use such seal, however, shall not affect the validity of any documents executed on behalf of the corporation. The seal need only include the word “seal”, but it may also include, at the discretion of the Board of Directors, such additional wording as is permitted by law.

Section 7.3. Checks and Documents. All checks or demands for money and notes of the corporation and all other instrument, documents or deeds of every kind, nature and description required to be executed in the name and in behalf of the corporation shall be signed by such of the officers or agents of the corporation as the Board of Directors may from time to time by resolution designate and determine.

Section 7.4. Fiscal Year. The fiscal year of this corporation shall be as determined by resolution of the Board of Directors.

Section 7.5. Amendments to Bylaws. These Bylaws may be amended or altered by the vote of a majority of the Board of Directors. Such authority of the Board of Directors is subject to the power of the shareholders to change or repeal such Bylaws as prescribed by statute and subject to any other limitations on such authority prescribed by statute.

XRS CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Friday, March 8, 2013
3:30 P.M.
Hyatt Place
11369 Viking Drive
Eden Prairie, Minnesota 55344

XRS CORPORATION 965 Prairie Center Drive Eden Prairie MN 55344	proxy
This proxy is solicited on behalf of the Board of Directors.
The undersigned hereby appoints each of John J. Coughlan and Michael W. Weber as proxy, with full power of substitution, to vote all of the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of XRS Corporation (the “Company”) to be held Friday, March 8, 2013, at Hyatt Place, 11369 Viking Drive, Eden Prairie, Minnesota, 55344, at 3:30 p.m. or at any adjournment thereof, upon any and all matters that may properly come before the meeting or any adjournment thereof, hereby revoking all former proxies.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” ALL NOMINEES LISTED IN PROPOSAL 2 AND, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6 AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
All common stock and preferred stock of the Company held by you will be voted in each class and series for which such stock is entitled to vote as directed in your proxy.

See reverse for voting instructions.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945
Address Change? Mark box, sign, and indicate changes below: ☐
TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors Recommends a Vote FOR all nominees and FOR all Proposals.

1.	Proposal 1 - Approve the determination that the number of directors shall be seven:					☐	For	☐	Against	☐	Abstain

2.	Proposal 2 - Election of directors duly nominated:	01	John J. Coughlan	05	Karen T. Van Lith
		02	Thomas G. Hudson	06	Donal R. Dixon (1)
		03	Michael J. Paxton	07	Christopher Marshall (2)
		04	Mark E. Claeys

Please fold here - Do not separate

(1) Donald R. Dixon is being voted on solely by the holders of the Series B Preferred Stock of the Company.
(2) Christopher P. Marshall is being voted on solely by the holders of the Series G Preferred Stock of the Company.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

3.	Proposal 3 - Approval of Amendment to Articles of Incorporation of the Company to increase the number of authorized shares of Series B Preferred Stock of the Company:					☐	For	☐	Against	☐	Abstain

4.	Proposal 4 - Approval of Amendment to Bylaws of the Company to authorize the Board of Directors to determine the number of directors of the Company:					☐	For	☐	Against	☐	Abstain

5.	Proposal 5 - Approval of advisory (non-binding) resolution related to the Company's executive officer compensation as disclosed in the proxy statement for this meeting:					☐	For	☐	Against	☐	Abstain

6.	Proposal 6 - Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2013:					☐	For	☐	Against	☐	Abstain

7.	The authority to vote, in his discretion, on all other business that may properly come before the meeting

Attending Meeting? Mark Box ☐

Signature(s) in Box

Date
PLEASE SIGN exactly as name appears. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.